                                                                  EXECUTION COPY

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             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION,
                                   DEPOSITOR,


                            BOMBARDIER CAPITAL INC.,
                                    SERVICER


                                       AND


                         HARRIS TRUST AND SAVINGS BANK,
                                     TRUSTEE


                                   -----------


                  SERIES 2000-A POOLING AND SERVICING AGREEMENT

                           DATED AS OF JANUARY 1, 2000



                                   -----------

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION,

                               SENIOR/SUBORDINATED

                    PASS-THROUGH CERTIFICATES, SERIES 2000-A

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     THIS SERIES 2000-A POOLING AND SERVICING AGREEMENT, dated as of January 1,
2000, is made with respect to the formation of BCMSC Securitization Trust 2000-A (the "Trust") among BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION, a Vermont corporation, as depositor (the "Company"), BOMBARDIER CAPITAL INC., a Massachusetts corporation, as servicer (the "Servicer"), and Harris Trust and Savings Bank, an Illinois banking corporation, as trustee (the "Trustee"), under this Agreement and the Standard Terms to Pooling and Servicing Agreement, January 2000 Edition (the "Standard Terms"), all the provisions of which are incorporated herein as modified hereby and shall be a part of this Agreement as if set forth herein in full (this Agreement with the Standard Terms so incorporated, the "Pooling and Servicing Agreement"). Capitalized terms used and not otherwise defined herein shall have the respective meanings given them in the Standard Terms.

                              PRELIMINARY STATEMENT

     The Company has duly authorized the formation of the Trust to issue a Series of Certificates with an aggregate initial principal amount of 401,190,000, to be known as the Senior/Subordinated Pass-Through Certificates, Series 2000-A (the "Certificates"). The Certificates consist of eleven Classes that in the aggregate evidence the entire beneficial ownership interest in the Trust.

     In accordance with Section 10.01 of the Standard Terms, the Trustee will make elections to treat all of the assets of the Trust as two real estate mortgage investment conduits (each, a "REMIC" and, individually, the "Pooling REMIC" and the "Issuing REMIC") for federal income tax purposes. The Pooling REMIC will consist of the Distribution Account and the Assets listed on the Asset Schedule attached as Schedule I (as defined below) hereto. The Issuing REMIC will consist of the nine Subaccounts designated as provided herein. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

                                GRANTING CLAUSES

     To provide for the distribution of the principal of and interest on the Certificates in accordance with their terms, all of the sums distributable under the Pooling and Servicing Agreement with respect to the Certificates and the performance of the covenants contained in this Pooling and Servicing Agreement, the Company hereby bargains, sells, conveys, assigns and transfers to the Trust, in trust and as provided in this Pooling and Servicing Agreement, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Company's right, title and interest in and to, and any and all benefits accruing to the Company from, (a) the Contracts and Mortgage Loans (together, the "Assets") listed in Schedule I hereto, together with the related Contract Documents and Mortgage Loan Documents, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing, including, without limitation, all rights to receive all principal and interest payments due on the Assets on and after the Cut-off Date,


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including such scheduled payments received by the Company or Seller prior to the
Cut-off Date, and Principal Prepayments, Net Insurance Proceeds, Net Liquidation Proceeds, Repurchase Prices and other unscheduled collections received on the Assets on and after the Cut-off Date; (b) the security interests in the Manufactured Homes and Mortgaged Properties granted by the Obligors pursuant to the related Assets; (c) all funds, other than investment earnings, relating to the Assets on deposit in the Certificate Account or the Distribution Account for the Certificates and all proceeds thereof, whether in the form of cash, instruments, securities or other properties; (d) any and all rights, privileges and benefits accruing to the Company under the Sales Agreement with respect to the Assets (provided that the Company shall retain its rights to indemnification from the Seller under such Sales Agreement, but also hereby conveys its rights to such indemnification to the Trustee as its assignee), including the rights and remedies with respect to the enforcement of any and all representations, warranties and covenants under such Sales Agreement; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any Standard Hazard Insurance Policy or FHA Insurance, or any other insurance policy relating to any of the Assets, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables that at any time constitute all or part or are included in the proceeds of any of the foregoing) to make distributions on the Certificates as specified herein (the items referred to in clauses (a) through (e) above shall be collectively referred to herein as the "Trust Estate").

     The Trustee acknowledges the foregoing, accepts the trusts hereunder in accordance with the provisions hereof and the Standard Terms and agrees to perform, subject to the Standard Terms, the duties herein or therein required to the best of its ability to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

SECTION 1. STANDARD TERMS.

     The Company, the Servicer and the Trustee acknowledge that the Standard Terms prescribe certain obligations of the Company, the Servicer and the Trustee with respect to the Certificates. The Company, the Servicer and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, and acknowledge that, except to the extent inconsistent with the provisions of this Pooling and Servicing Agreement, the Standard Terms are and shall be a part of this Pooling and Servicing Agreement to the same extent as if set forth herein in full.

SECTION 2. DEFINED TERMS.

     With respect to the Certificates and in addition to or in replacement for the definitions set forth in Section 1.01 of the Standard Terms, the following definitions shall be assigned to the defined terms set forth below:

     "Accelerated Principal Distribution Amount": With respect to any Distribution Date, the excess, if any, of the Target Overcollateralization Amount over the Current Overcollateralization Amount.


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     "Accrual Date": The Accrual Date shall be January 1, 2000.

     "Adjusted Certificate Principal Balance": With respect to each Class of Subordinated Certificates on any date of determination, its Certificate Principal Balance immediately following the most recently preceding Distribution Date reduced by all Writedown Amounts allocated to such Class on such Distribution Date.

     "Adjusted Subaccount Principal Balance": With respect to each of the Corresponding Subaccounts relating to the Subordinated Certificates, on any date of determination, its Subaccount Principal Balance immediately following the most recently preceding Distribution Date reduced by all Writedown Amounts allocated to such Subaccount on such Distribution Date.

     "Average Sixty-Day Delinquency Ratio": With respect to any Distribution Date, the arithmetic average of the Sixty-Day Delinquency Ratios for such Distribution Date and the two preceding Distribution Dates. The "Sixty-Day Delinquency Ratio" for a Distribution Date is the percentage derived from the fraction, the numerator of which is the aggregate Scheduled Principal Balance (as of the end of the preceding Prepayment Period) of all Assets (including Assets in respect of which the related Manufactured Home or Mortgaged Property has been repossessed or foreclosed upon but not yet disposed of) as to which a Monthly Payment thereon is delinquent 60 days or more as of the end of the related Collection Period, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date.

     "Average Thirty-Day Delinquency Ratio": With respect to any Distribution Date, the arithmetic average of the Thirty-Day Delinquency Ratios for such Distribution Date and the two preceding Distribution Dates. The "Thirty-Day Delinquency Ratio" for a Distribution Date is the percentage derived from the fraction, the numerator of which is the aggregate Scheduled Principal Balance (as of the end of the preceding Prepayment Period) of all Assets (including Assets in respect of which the related Manufactured Home or Mortgaged Property has been repossessed or foreclosed upon but not yet disposed of) as to which a Monthly Payment thereon is delinquent 30 days or more as of the end of the related Collection Period, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date.

     "Book-Entry Certificates": The Class A and Class M Certificates.

     "Carryover Interest Distribution Amount": With respect to each Class of Certificates, except the Class X Certificates and the Residual Certificates, and each Distribution Date, all amounts that were distributable on such Class as Interest Distribution Amounts and as Carryover Interest Distribution Amounts on the previous Distribution Date but not previously distributed, together with interest accrued on such amount at the Pass-Through Rate in effect for such Class during the related Interest Accrual Period. With respect to each Subaccount on each Distribution Date, all amounts that were allocable to such Subaccount as Priority Interest Distribution Amounts and as Carryover Interest Distribution Amounts on the previous


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Distribution Date but not previously distributed, together with interest accrued on any such amount at the Pass-Through Rate in effect for the Corresponding Certificates with respect to such Subaccount during the related Interest Accrual Period.

     "Carryover Non-Priority Interest Distribution Amount": For any Subaccount, on any Distribution Date, all amounts that were distributable on such Subaccount as Non-Priority Interest Distribution Amounts on previous Distribution Dates that remain unpaid.

     "Carryover Writedown Interest Distribution Amount": With respect to each Distribution Date and each related Class of Subordinated Certificates or Subaccount relating to a Class of Subordinated Certificates, all amounts that were distributable on such Class or Subaccount as Writedown Interest Distribution Amounts and Carryover Writedown Interest Distribution Amounts on the previous Distribution Date but not previously distributed, plus interest accrued on any such amount during the related Interest Accrual Period at the then applicable Pass-Through Rate.

     "Class A Certificates": The Class A-1, Class A-2 Certificates, Class A-3 Certificates, Class A-4 Certificates and Class A-5 Certificates.

     "Class A Percentage": With respect to each Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Certificate Principal Balance, the Class M-1 Adjusted Certificate Principal Balance, the Class M-2 Adjusted Certificate Principal Balance, the Class B-1 Adjusted Certificate Principal Balance and the Class B-2 Adjusted Certificate Principal Balance, each immediately prior to such Distribution Date.

     "Class A Principal Distribution Amount": For any Distribution Date, will equal (i) prior to the Cross-over Date, the entire Principal Distribution Amount, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met, the entire Principal Distribution Amount, or (iii) on any other Distribution Date, the Class A Percentage of the Principal Distribution Amount. For any Distribution Date, if the Class A Principal Distribution Amount exceeds the Class A Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such amounts shall be allocated to the Class M-1 Principal Distribution Amount.

     "Class A Subaccounts": Any or all, as appropriate, of the Class A-1, Class A-2, Class A-3, Class A-4 or Class A-5 Subaccounts.

     "Class B Certificates": The Class B-1 Certificates and Class B-2 Certificates.

     "Class B Subaccounts": Either or all, as appropriate, of the Class B-1 or Class B-2 Subaccounts.


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     "Class B Percentage": With respect to each Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Adjusted Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Certificate Principal Balance, the Class M-1 Adjusted Certificate Principal Balance, the Class M-2 Adjusted Certificate Principal Balance, the Class B-1 Adjusted Certificate Principal Balance and the Class B-2 Adjusted Certificate Principal Balance, each immediately prior to such Distribution Date.

     "Class B Principal Distribution Amount": For any Distribution Date will equal (i) as long as the Class A Certificate Principal Balance and the Class M Certificate Principal Balance have not been reduced to zero and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A Certificate Principal Balance and the Class M Certificate Principal Balance have not been reduced to zero prior to such Distribution Date, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A Certificate Principal Balance and the Class M Certificate Principal Balance each have been reduced to zero prior to such Distribution Date, the Principal Distribution Amount, or (iv) on any other Distribution Date, the Class B Percentage of the Principal Distribution Amount. If the Class A Certificate Principal Balance and the Class M Certificate Principal Balance have not been reduced to zero on or before a Distribution Date, then amounts otherwise allocable as Class B Principal Distribution Amounts on such Distribution Date shall be allocated first to the Class M-2 Principal Distribution Amount, next to the Class M-1 Principal Distribution Amount, and finally to the Class A Principal Distribution Amount, to the extent that allocation of such amounts to the Class B Principal Distribution Amount would reduce the Class B Certificate Principal Balance below the Class B Floor Amount.

     "Class B Floor Amount": With respect to any Distribution Date, either (a) 0.75% of the Pool Scheduled Principal Balance as of the Cut-off Date, if the Class A Certificate Principal Balance and the Class M Certificate Principal Balance have not been reduced to zero immediately prior to such Distribution Date, and (b) zero, if the Class A Certificate Principal Balance and the Class M Certificate Principal Balance have been reduced to zero immediately prior to such Distribution Date.

     "Class B-1 Principal Distribution Amount": For any Distribution Date will equal (i) if the Class B-1 Certificate Principal Balance has not been reduced to zero prior to such Distribution Date, 100% of the Class B Principal Distribution Amount, and (ii) zero, if the Class B-1 Certificate Principal Balance has been reduced to zero prior to such Distribution Date. For any Distribution Date, if the Class B-1 Principal Distribution Amount exceeds the Class B-1 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such excess shall be allocated to the Class B-2 Principal Distribution Amount.

     "Class B-2 Principal Distribution Amount": For any Distribution Date will equal (i) zero, if the Class B-1 Certificate Principal Balance has not been reduced to zero prior to such Distribution Date, and (ii) if the Class B-1 Certificate Principal Balance has been reduced to zero prior to such Distribution Date, 100%

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of the Class B Principal Distribution Amount. On any Distribution Date, the
Class B Principal Distribution Amount shall not exceed the Class B Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and such Distribution Date.

     "Class M Certificates": The Class M-1 Certificates and Class M-2 Certificates.

     "Class M-1 Percentage": With respect to any Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class M-1 Adjusted Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Certificate Principal Balance, the Class M-1 Adjusted Certificate Principal Balance, the Class M-2 Adjusted Certificate Principal Balance, the Class B-1 Adjusted Certificate Principal Balance and the Class B-2 Adjusted Certificate Principal Balance, each immediately prior to such Distribution Date.

     "Class M-1 Principal Distribution Amount": For any Distribution Date will equal (i) as long as the Class A Certificate Principal Balance has not been reduced to zero prior to such Distribution Date and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A Certificate Principal Balance has not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A Certificate Principal Balance has been reduced to zero, the Principal Distribution Amount, or (iv) on any other Distribution Date, the Class M-1 Percentage of the Principal Distribution Amount. For any Distribution Date, if the Class M-1 Principal Distribution Amount exceeds the Class M-1 Certificate Principal Balance less the Principal Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such amounts shall be allocated to the Class M-2 Principal Distribution Amount.

     "Class M-2 Percentage": With respect to any Distribution Date, the percentage derived from the fraction (which shall not be greater than 1), the numerator of which is the Class M-2 Adjusted Certificate Principal Balance immediately prior to such Distribution Date and the denominator of which is the sum of the Class A Certificate Principal Balance, the Class M-1 Adjusted Certificate Principal Balance, the Class M-2 Adjusted Certificate Principal Balance, the Class B-1 Adjusted Certificate Principal Balance and the Class B-2 Adjusted Certificate Principal Balance, each immediately prior to such Distribution Date.

     "Class M-2 Principal Distribution Amount": For any Distribution Date will equal (i) as long as the Class A Certificate Principal Balance and the Class M-1 Certificate Principal Balance have not been reduced to zero prior to such Distribution Date and prior to the Cross-over Date, zero, (ii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A Certificate Principal Balance and the Class M-1 Certificate Principal Balance have not been reduced to zero, zero, (iii) on any Distribution Date as to which the Principal Distribution Tests are not met and the Class A Certificate Principal Balance and the Class M-1 Certificate Balance have been reduced to zero, the Principal Distribution Amount, or (iv) on any other Distribution Date, the Class M-2 Percentage of the Principal Distribution Amount. For any Distribution Date, if the Class M-2 Principal Distribution Amount


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exceeds the Class M-2 Certificate Principal Balance less the Principal
Distribution Shortfall Carryover Amount with respect to such Class and Distribution Date, then such amounts shall be allocated to the Class B-1 Principal Distribution Amount.

     "Class M Subaccount": Either or all, as appropriate, of the Class M-1 or Class M-2 Subaccounts.

     "Class R Certificates": The Class R Certificates, which comprise both the Pooling REMIC Residual Interest and the Issuing REMIC Residual Interest.

     "Class R-1 Certificates": Following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 9(b) hereof, the Class R-1 Certificates, which will represent the Issuing REMIC Residual Interest.

     "Class R-2 Certificates": Following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 9(b) hereof, the Class R-2 Certificates, which will represent the Pooling REMIC Residual Interest.

     "Class X Carryover Strip Amount": With respect to the Class X Certificates on each Distribution Date, all amounts that were distributable on such Class as Class X Strip Amounts on previous Distribution Dates that remain unpaid.

     "Class X Certificates": The Class X Certificates created pursuant to
Section 3 hereof.

     "Class X Strip Amount": With respect to any Distribution Date, the aggregate of 30 days' interest on the Subaccount Principal Balance of each of the Subaccounts, at a rate equal to the difference, if any, between the Weighted Average Net Asset Rate and the Pass-Through Rate for the respective Subaccount's Corresponding Certificates.

     "Closing Date": January 27, 2000.

     "Corporate Trust Office": The address set forth below under "Trustee".

     "Corresponding Certificates": For any Subaccount, the Class of Certificates bearing the same letter and numerical designation as that borne by such Subaccount.

     "Corresponding Subaccount": For any Class of Certificates, the Subaccount bearing the same letter and numerical designation as that borne by such Class.

     "Cross-over Date": The later to occur of (a) the Distribution Date occurring in February, 2005 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the aggregate Adjusted Certificate Principal Balance of the Subordinated


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Certificates plus the Current Overcollateralization Amount for such Distribution
Date and the denominator of which is the Pool Scheduled Principal Balance as of the first day of the related Collection Period, equals or exceeds 1.86 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the Subordinated Certificates plus the Current Overcollateralization Amount as of the Closing Date and the denominator of which is the Pool Scheduled Principal Balance as of the Cut-off Date.

     "Cumulative Realized Losses": With respect to any Distribution Date, the aggregate Realized Losses incurred on Liquidated Assets during the period from the Cut-off Date through the end of the related Prepayment Period.

     "Current Overcollateralization Amount": As of any Distribution Date, the positive difference, if any, between the Scheduled Principal Balance of the Assets and the Certificate Principal Balance of all then outstanding Classes of Certificates.

     "Current Realized Loss Ratio": With respect to any Distribution Date, the annualized percentage derived from the fraction, the numerator of which is the sum of the aggregate Realized Losses for the three preceding Prepayment Periods and the denominator of which is the arithmetic average of the Pool Scheduled Principal Balances for such Distribution Date and the preceding two Distribution Dates.

     "Cut-off Date": January 1, 2000.

     "ERISA Restricted Certificates": The Class M, Class B, Class X and Class R Certificates.

     "Institutional Holder": An insurance company whose long-term debt is rated at least A- by a Rating Agency, or an equivalent rating from any other nationally recognized statistical rating organization.

     "Interest Deficiency Amount": With respect to the Class M-1 Certificates, the Class M-2 Certificates, the Class B-1 Certificates or the Class B-2 Certificates and any Distribution Date, the sum of any of the Interest Distribution Amount, Carryover Interest Distribution Amount, Writedown Interest Distribution Amount and Carryover Writedown Interest Distribution Amount for such Class that would remain unpaid after application of the Available Distribution Amount in accordance with Section 5(b) hereof.

     "Interest Deficiency Withdrawal": With respect to any Distribution Date and the:

          (i) Class M-1 Certificates, the lesser of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $621,053.73 and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class M-1 Certificates and (C) the amount remaining on deposit


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in the Certificate Account after withdrawal of the Remittance Amount and amounts withdrawn therefrom pursuant to Section 4.02(b)(1) through (4) of the Standard Terms;

          (ii) Class M-2 Certificates, the lesser of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $468,922.50 and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class M-2 Certificates and (C) the amount remaining on deposit in the Certificate Account after withdrawal of the Remittance Amount and amounts withdrawn therefrom pursuant to Section 4.02(b)(1) through (4) of the Standard Terms;

          (iii) Class B-1 Certificates, the lesser of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $422,032.50 and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class B-1 Certificates and (C) the amount remaining on deposit in the Certificate Account after withdrawal of the Remittance Amount and amounts withdrawn therefrom pursuant to Section 4.02(b)(1) through (4) of the Standard Terms; and

          (iv) Class B-2 Certificates, the lesser of (A) the applicable Interest Deficiency Amount, (B) the positive difference, if any, between $492,367.50 and the sum of all previous Interest Deficiency Withdrawals made with respect to the Class B-2 Certificates and (C) the amount remaining on deposit in the Certificate Account after withdrawal of the Remittance Amount and amounts withdrawn therefrom pursuant to Section 4.02(b)(1) through (4) of the Standard Terms.

     "Interest Distribution Amount": On each Distribution Date, an amount equal to interest accrued at the applicable Pass-Through Rate during the related Interest Accrual Period on (i) in the case of the Class A Certificates or the Class A Subaccounts, the Certificate Principal Balance of such Class or the Subaccount Principal Balance of such Subaccount, respectively, immediately prior to that Distribution Date and (ii) in the case of the Subordinated Certificates or the Corresponding Subaccounts, on the Adjusted Certificate Principal Balance of such Class or the Subaccount Principal Balance of such Subaccount, respectively, immediately prior to that Distribution Date.

     "Issuing REMIC": The Trust REMIC consisting of the Subaccounts.

     "Issuing REMIC Residual Interest": The residual interest (as defined in Code section 860G(a)(2)) in the Issuing REMIC.

     "Non-Priority Interest Distribution Amount": For any Subaccount, on any Distribution Date, an amount equal to the positive difference, if any, between
(i) the related Interest Distribution Amount for such Subaccount and (ii) the related Priority Interest Distribution Amount for such Subaccount.

     "Offered Subordinated Certificates": The Class M Certificates.


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


     "Overcollateralization Reduction Amount": For any Distribution Date, the excess, if any, of the Current Overcollateralization Amount over the Target Overcollateralization Amount; provided, however, that if on any Distribution Date the Principal Distribution Tests are not satisfied, then the Overcollateralization Reduction Amount for such Distribution Date shall be zero.

     "Pass-Through Rate": With respect to each Class of Certificates (except the Class X Certificates and the Residual Certificates) on any Distribution Date, the per annum rate for such Class set forth in the table in Section 3 hereof. With respect to any Subaccount on any Distribution Date, the then applicable Weighted Average Net Asset Rate.

     "Pooling REMIC": The Trust REMIC consisting of the Assets and the Distribution Account.

     "Pooling REMIC Residual Interest": The residual interest (as defined in Code section 860G(a)(2)) in the Pooling REMIC.

     "Principal Distribution Amount": On any Distribution Date other than the Distribution Date that is the Termination Date, the sum of the following amounts: (a) the sum of the principal components of all Monthly Payments scheduled to be made during the related Collection Period on the related Assets that were Outstanding at the start of such Collection Period (regardless of whether such Monthly Payments were received by the Servicer from the related Obligors), not including any Monthly Payments due on Liquidated Assets or repurchased Contracts; (b) the sum of the amounts of all Principal Prepayments received by the Servicer on the related Assets during the related Prepayment Period; (c) with respect to any related Asset that became a Liquidated Asset during the related Prepayment Period, the Scheduled Principal Balance thereof on the date of liquidation thereof (determined without giving effect to such liquidation); (d) with respect to any related Asset that was purchased or repurchased by the Servicer, the Seller or the Company pursuant to Section 2.06 of the Standard Terms during the related Prepayment Period, the Scheduled Principal Balance thereof on the date of purchase or repurchase thereof (determined without giving effect to such purchase or repurchase) less (e) the Overcollateralization Reduction Amount.

     On the Distribution Date that is the Termination Date, the Principal Distribution Amount shall be the Pool Scheduled Principal Balance for such Distribution Date.

     "Principal Distribution Shortfall Carryover Amount": With respect to each Distribution Date and each Class of Certificates, an amount equal to all Principal Distribution Amounts distributable on such Class from previous Distribution Dates that have not yet been distributed on such Class of Certificates. With respect to each Distribution Date and each Corresponding Subaccount, an amount equal to all Principal Distribution Amounts distributable on the Corresponding Certificates from previous Distribution Dates that have not yet been distributed on such Corresponding Certificates.

     "Principal Distribution Tests": With respect to each Distribution Date: (a) the Average Sixty-Day Delinquency Ratio as of such Distribution Date does not exceed 5.50%; (b) the Average Thirty-Day Delinquency Ratio as of such Distribution Date does not exceed 8.50%; (c) the Cumulative Realized


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Losses as of such Distribution Date do not exceed an amount equal to the percentage set forth below of the initial aggregate Certificate Principal Balance of all the Certificates:

          Distribution Dates                                 Percentage
          ------------------                                 ----------
          February 2005 through January 2006                    7.00%
          February 2006 through January 2007                    8.00%
          February 2007 through January 2008                    9.50%
          February 2008 and after                              10.50%

and (d) the Current Realized Loss Ratio as of such Distribution Date does not exceed 3.00%.

     "Priority Interest Distribution Amount": For any Subaccount, on any Distribution Date, an amount equal to the Interest Distribution Amount for the Corresponding Certificates.

     "Qualified Bidders": Firms and institutions that are engaged in the business of buying and selling manufactured housing paper.

     "Rating Agency": Each of Fitch IBCA, Inc. (One State Street, New York, NY 10004) and Moody's Investors Service, Inc. (99 Church Street, New York, New York 10007).

     "Regular Certificates": The Class A Certificates, Class M Certificates, Class B Certificates and Class X Certificates.

     "Residual Certificates": The Class R Certificates or, following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 9(b) hereof, the Class R-1 Certificates and Class R-2 Certificates.

     "Responsible Officer": Shall mean when used with respect to the Trustee any officer within the Corporate Trust Office including any Managing Director, Vice President, Assistant Vice President, Secretary, Assistant Secretary of Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge and familiarity with the particular subject.

     "Rule 144A Certificates": The Class B-1, Class B-2, Class X and Residual Certificates.

     "Servicing Fee Rate": 1.00% per annum.

     "Subaccount": Each of the following nine subaccounts established solely for purposes of the REMIC Provisions by the Trustee, which have the Pass-Through Rates and initial Subaccount Principal Balances set forth below:

                                                               INITIAL
                                 PASS-THROUGH                SUBACCOUNT
          SUBACCOUNT                 RATE                 PRINCIPAL BALANCE
          ----------                 ----                 -----------------
              A-1                     (1)                  $85,000,000.00
              A-2                     (1)                  $76,000,000.00
              A-3                     (1)                  $50,000,000.00
              A-4                     (1)                  $74,531,000.00
              A-5                     (1)                  $25,000,000.00
              M-1                     (1)                  $29,178,000.00
              M-2                     (1)                  $20,841,000.00
              B-1                     (1)                  $18,757,000.00
              B-2                     (1)                  $21,883,000.00

     (1) The Pass-Through Rate on each Subaccount for any Distribution Date shall be equal to the Weighted Average Net Asset Rate.

     For purposes of Treasury Regulation 'SS' 1.860G-l(a)(4), the latest possible maturity date for each of the Subaccounts shall be the February 2030 Distribution Date.

     "Subaccount Principal Balance": With respect to each Subaccount, on any date of determination, the amount identified as the "Initial Subaccount Principal Balance" of such Subaccount in the definition of "Subaccount" above, minus all amounts allocated to such Subaccount in reduction of its Subaccount Principal Balance pursuant to Sections 5(a) and 6 hereof.

     "Subordinated Certificates": The Class M, Class B, Class X and Residual Certificates.

     "Target Overcollateralization Amount": Shall mean (i) for any Distribution Date prior to the Cross-over Date, 5.25% of the Pool Scheduled Principal Balance as of the Cut-off Date, and (ii) for any other Distribution Date, the lesser of
(x) 5.25% of the Pool Scheduled Principal Balance as of the Cut-off Date and (y) 9.1875% of the Pool Scheduled Principal Balance for the next succeeding Distribution Date; provided, however, that in no event shall the Target Overcollateralization Amount be less than 1.25% of the Pool Scheduled Principal Balance as of the Cut-off Date.

     "Trustee": Harris Trust and Savings Bank, not in its individual capacity but solely as Trustee under this Pooling and Servicing Agreement, or any successor trustee appointed as herein provided. Notices to the Trustee shall be sent to 311 West Monroe, 12th Floor, Chicago, Illinois 60606, Attention:
Indenture

Trust Administration, Facsimile No. 312-461-3525 (the "Corporate Trust Office"), or the address specified by its successor in interest.

     "Trust REMIC": Each of the Pooling REMIC and the Issuing REMIC.

     "Underwriter": Each of Prudential Securities Incorporated (whose address is One New York Plaza, New York, New York 10292), Credit Suisse First Boston Corporation (whose address is 11 Madison Avenue, New York, New York 10010) and Chase Securities Inc. (whose address is 270 Park Avenue, New York, NY 10017).

     "Weighted Average Net Asset Rate": With respect to any Distribution Date, the weighted average of the Asset Rates applicable to the Monthly Payments that were due during the related Collection Period on Assets that were Outstanding at the beginning of the related Prepayment Period, less the Servicing Fee Rate.

     "Writedown Amount": With respect to each Distribution Date, the amount, if any, by which (i) the aggregate Certificate Principal Balance of all the Certificates, after all distributions have been made on the Certificates on such Distribution Date pursuant to Section 5(b) hereof, exceeds (ii) the Pool Scheduled Principal Balance of the Assets for the next Distribution Date.

     "Writedown Interest Distribution Amount": With respect to each Distribution Date and each Class of Subordinated Certificates, interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on any related Writedown Amount. With respect to each Distribution Date and each Corresponding Subaccount, interest accrued during the related Interest Accrual Period on any related Writedown Amount at the Pass-Through Rate applicable to the Corresponding Certificates.

SECTION 3. CERTIFICATES.

     The aggregate initial principal amount of Certificates that may be executed and delivered under this Pooling and Servicing Agreement is limited to $401,190,000 except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.04 or 5.07 of the Standard Terms. The Certificates shall be issued in thirteen Classes having the designations, initial Certificate Principal Balances, Pass-Through Rates and Final Scheduled Distribution Dates set forth or described below:

                             INITIAL                                 FINAL
                           CERTIFICATE              PASS            SCHEDULED
                            PRINCIPAL             THROUGH         DISTRIBUTION
      DESIGNATION            BALANCE                RATE            DATE(12)
      -----------            -------                ----            --------
          A-1            $85,000,000.00             (1)           June 15, 2030
          A-2            $76,000,000.00             (2)           June 15, 2030
          A-3            $50,000,000.00             (3)           June 15, 2030
          A-4            $74,531,000.00             (4)           June 15, 2030
          A-5            $25,000,000.00             (5)           June 15, 2030
          M-1            $29,178,000.00             (6)           June 15, 2030
          M-2            $20,841,000.00             (7)           June 15, 2030
          B-1            $18,757,000.00             (8)           June 15, 2030
          B-2            $21,883,000.00             (9)           June 15, 2030
           X                  (10)                 (10)           June 15, 2030
           R                  (11)                 (11)           June 15, 2030


     (1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be equal to the lesser of (A) the sum of (i) 0.16% per annum and (ii) One-Month LIBOR and (B) the Weighted Average Net Asset Rate.

     (2) The Pass-Through Rate on the Class A-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.575% per annum and (ii) the Weighted Average Net Asset Rate.

     (3) The Pass-Through Rate on the Class A-3 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.830% per annum and (ii) the Weighted Average Net Asset Rate.

     (4) The Pass-Through Rate on the Class A-4 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.290% per annum and (ii) the Weighted Average Net Asset Rate.

     (5) The Pass-Through Rate on the Class A-5 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.320% per annum and (ii) the Weighted Average Net Asset Rate.

     (6) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 8.514% per annum and (ii) the Weighted Average Net Asset Rate.

     (7) The Pass-Through Rate on the Class M-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 9.000% per annum and (ii) the Weighted Average Net Asset Rate.

     (8) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 9.000% per annum and (ii) the Weighted Average Net Asset Rate.

     (9) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 9.000% per annum and (ii) the Weighted Average Net Asset Rate.

     (10) The Class X Certificates shall have no Certificate Principal Balance and no Pass- Through Rate. The Class X Certificates will represent the right to receive, on each Distribution Date, the applicable Class X Strip Amount and any Class X Carryover Strip Amount.

     (11) The Class R Certificates shall have no Certificate Principal Balance and no Pass- Through Rate, and shall represent the residual interest in both the Pooling REMIC and the Issuing REMIC. Following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with Section 9(b) hereof, the Class R-1 and Class R-2 Certificates shall have no Certificate Principal Balances and no Pass-Through Rates and shall represent the residual interest in the Issuing REMIC and the Pooling REMIC, respectively.

     (12) For purposes of Treasury Regulation 'SS' 1.860G-1(a)(4), the latest possible maturity date of each Class of Certificates shall be the June 2030 Distribution Date.

SECTION 4. DENOMINATIONS.

     The Book-Entry Certificates will be registered as one or more certificates in the name of the Clearing Agency or its nominee. Beneficial interests in the Book-Entry Certificates will be held by the Beneficial Owners through the book-entry facilities of the Clearing Agency, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof in the case of the Class A Certificates and minimum denominations of $25,000 and integral multiples of $1 in excess thereof in the case of the Class M Certificates.

     The Class B-1 Certificates, Class B-2 Certificates, the Class X Certificates and the Residual Certificates will be issued in certificated, fully registered form; provided, however, the Depositor may elect after the Closing Date to cause any of the Class B Certificates to become Book-Entry Certificates and be registered as one or more certificates in the name of the Clearing Agency or its nominee. The Class B-1 Certificates and the Class B-2 Certificates will be issued in minimum denominations of $25,000 and integral multiples of $1 in excess thereof, except that one Certificate of each such class may be issued in a different denomination that evidences the remainder of the aggregate initial Certificate Principal Balance of such Class. The Class X Certificates and the Residual Certificates will be issued in minimum Percentage Interests equal to 10%.

SECTION 5. DISTRIBUTIONS.

     (a) On each Distribution Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall allocate the Available Distribution Amount to the various Subaccounts, and, where applicable, the Servicer, in the following manner and in the following order of priority all in accordance with related Remittance
Report:

          (i) First, concurrently to each Class A Subaccount, (A) first, its related Priority Interest Distribution Amount for such Distribution Date, with the Available Distribution Amount being allocated among the Class A Subaccounts pro rata based on their respective Priority Interest Distribution Amounts, and (B) second, the related Carryover Interest Distribution Amount for such Distribution Date, if any, in each case with the Available Distribution Amount being allocated among the Class A Subaccounts pro rata based on their respective Carryover Interest Distribution Amounts;

          (ii) Second, to the Class M-1 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

          (iii) Third, to the Class M-2 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

          (iv) Fourth, to the Class B-1 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

          (v) Fifth, to the Class B-2 Subaccount, (A) first, the related Priority Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

          (vi) Sixth, concurrently to each Class A Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Class A Subaccounts if any, for such Distribution Date, allocated among the Class A Subaccounts pro rata based on the Certificate Principal Balance of their respective Corresponding Certificate;

          (vii) Seventh, to the Class A Subaccounts, the Class A Principal Distribution Amount allocated sequentially to the Class A Certificates in the order of their numerical designations (that is, first to Class A-1, then to Class A-2, then to Class A-3, then to Class A-4 and then to Class A-5 Certificates) in reduction of the Subaccount Principal Balance of such Classes, until the Certificate Principal Balance of each Class of Corresponding Certificates is reduced to zero;

     provided, however, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, the Class A Principal Distribution Amount will be allocated among the Class A Subaccounts pro rata based upon the Certificate Principal Balances of their respective Corresponding Certificates;

          (viii) Eighth, to the Class M-1 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date;

          (ix) Ninth, to the Class M-1 Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Class M-1 Subaccount, if any, for such Distribution Date;

          (x) Tenth, to the Class M-1 Subaccount, the Class M-1 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until it is reduced to zero;

          (xi) Eleventh, to the Class M-2 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date;

          (xii) Twelfth, to the Class M-2 Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Class M-2 Subaccount, if any, for such Distribution Date;

          (xiii) Thirteenth, to the Class M-2 Subaccount, the Class M-2 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until it is reduced to zero;

          (xiv) Fourteenth, to the Class B-1 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date;

          (xv) Fifteenth, to the Class B-1 Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Class B-1 Subaccount, if any, for such Distribution Date;

          (xvi) Sixteenth, to the Class B-1 Subaccount, the Class B-1 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until it is reduced to zero;

          (xvii) Seventeenth, to the Class B-2 Subaccount, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date;

          (xviii) Eighteenth, to the Class B-2 Subaccount, the related Principal Distribution Shortfall Carryover Amount for the Class B-2 Subaccount, if any, for such Distribution Date;

          (xix) Nineteenth, to the Class B-2 Subaccount, the Class B-2 Principal Distribution Amount, in reduction of the Subaccount Principal Balance of such Class, until it is reduced to zero;

          (xx) Twentieth, to each Subaccount, first, its Carryover Non-Priority Interest Distribution Amount for such Distribution Date and second, its Non-Priority Interest Distribution Amount for such Distribution Date, in each case with the Available Distribution Amount being allocated among the Subaccounts pro rata based upon the total amount remaining to be paid with respect to each Subaccount under each clause of this provision; and

          (xxi) Finally, any remainder to Holders of the Pooling REMIC Residual Interest.

     (b) On each Distribution Date, after all Subaccount allocations have been made as described in Section 5(a) above, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw all amounts allocated to the various Subaccounts, and shall distribute such amounts in the following manner and in the following order of priority all in accordance with the related Remittance
Report:

          (i) First, concurrently, to each Class of Class A Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, with the Available Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts, and (B) second, the related Carryover Interest Distribution Amount, if any, for such Distribution Date, in each case with the Available Distribution Amount being allocated among the Classes of Class A Certificates pro rata based on their respective Carryover Interest Distribution Amounts;

          (ii) Second, to the Class M-1 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

          (iii) Third, to the Class M-2 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

          (iv) Fourth, to the Class B-1 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

          (v) Fifth, to the Class B-2 Certificates, (A) first, the related Interest Distribution Amount for such Distribution Date and (B) second, any related Carryover Interest Distribution Amount for such Distribution Date;

          (vi) Sixth, concurrently, to each Class of Class A Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class A Certificates, if any, for such Distribution Date, allocated among the Class A Certificates pro rata based on their respective Certificate Principal Balances;

          (vii) Seventh, to the Class A Certificates, the Class A Principal Distribution Amount allocated sequentially to the Class A Certificates in the order of their numerical designations (that is, first to Class A-1, then to Class A-2, then to Class A-3, then to Class A-4 and then to Class A-5 Certificates) in reduction of the Certificate Principal Balance of such Classes, until reduced to zero; provided, however, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Certificate Principal Balance of the Class A Certificates, immediately prior to such Distribution Date, the Class A Principal Distribution Amount will be allocated among the Class A Certificates pro rata based upon their respective Certificate Principal Balances;

          (viii) Eighth, to the Class M-1 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date;

          (ix) Ninth, to the Class M-1 Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class M-1 Certificates, if any, for such Distribution Date;

          (x) Tenth, to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (xi) Eleventh, to the Class M-2 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date;

          (xii) Twelfth, to the Class M-2 Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class M-2 Certificates, if any, for such Distribution Date;

          (xiii) Thirteenth, to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (xiv) Fourteenth, to the Class B-1 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date;

          (xv) Fifteenth, to the Class B-1 Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class B-1 Certificates, if any, for such Distribution Date;

          (xvi) Sixteenth, to the Class B-1 Certificates, the Class B-l Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (xvii) Seventeenth, to the Class B-2 Certificates, (A) first, any related Writedown Interest Distribution Amount for such Distribution Date, and (B) second, any related Carryover Writedown Interest Distribution Amount for such Distribution Date;

          (xviii) Eighteenth, to the Class B-2 Certificates, the related Principal Distribution Shortfall Carryover Amount for the Class B-2 Certificates, if any, for such Distribution Date;

          (xix) Nineteenth, to the Class B-2 Certificates, the Class B-2 Principal Distribution Amount, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (xx) Twentieth, sequentially, first, to each class of Class A Certificates, sequentially in the order of their numerical designations (that is, first to Class A-1, then to Class A-2, then to Class A-3, then to Class A-4 and then to Class A-5 Certificates), second, to Class M-1, third, to Class M-2, fourth, to Class B-1 and fifth, to Class B-2 Certificates, the Accelerated Principal Distribution Amount for such Distribution Date, in reduction of the Certificate Principal Balance of such Class, until it is reduced to zero;

          (xxi) Twenty-first, to the Class X Certificates in the following sequential order:

                (A) the current Class X Strip Amount; and

                (B) any Class X Carryover Strip Amount; and

          (xxii) Finally, any remainder to the holders of the Issuing REMIC Residual Interest.

     (c) On each Distribution Date for which the applicable Remittance Report indicates that one or more Interest Deficiency Withdrawals is required, after making the withdrawals and applications described in Section 5.02(a) and (b), the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw from the Certificate Account and allocate the Interest Deficiency Withdrawal, based upon the information set forth in the related Remittance Report, in the following manner and in the following order of priority:

          (i) to the Class M-1 Subaccount, the Interest Deficiency Withdrawal for such Class, if any;

          (ii) to the Class M-2 Subaccount, the Interest Deficiency Withdrawal for such Class, if any;

          (iii) to the Class B-1 Subaccount, the Interest Deficiency Withdrawal for such Class, if any;

          (iv) to the Class B-2 Subaccount, the Interest Deficiency Withdrawal for such Class, if any; and

          (v) Finally, any remainder to Holders of the Pooling REMIC Residual Interest.

     (d) On each Distribution Date, after all Subaccount allocations have been made as described in Section 5(c) above, the Trustee (or the Paying Agent on behalf of the Trustee) shall withdraw all amounts allocated to the various Subaccounts pursuant to Section 5(c) above, and shall distribute such amounts in the following manner and in the following order of priority all in accordance with the related Remittance Report:

          (i) to the Class M-1 Certificates, the Interest Deficiency Withdrawal for such Class, if any;

          (ii) to the Class M-2 Certificates, the Interest Deficiency Withdrawal for such Class, if any;

          (iii) to the Class B-1 Certificates, the Interest Deficiency Withdrawal for such Class, if any;

          (iv) to the Class B-2 Certificates, the Interest Deficiency Withdrawal for such Class, if any; and

          (v) Finally, any remainder to the holders of the Issuing REMIC Residual Interest.

     (e) All distributions or allocations made with respect to each Class on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on their respective Percentage Interests. So long as the Book-Entry Certificates are registered in the name of a Clearing Agency or its nominee, the Trustee shall make all distributions or allocations on such Certificates by wire transfers of immediately available funds to the Clearing Agency or its nominee. In the case of Certificates issued in fully-registered, certificated form, payment shall be made either (i) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (ii) by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefor, if such Holder shall have so notified the Trustee in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and such Holder is (A) with respect to any Class A, Class M or Class B Certificates issued after the Closing Date in certificated, fully-registered form, the registered owner of Class A, Class M or Class B Certificates with an aggregate initial Certificate Principal Balance of at least $1,000,000, and (B) with respect to the Residual Certificates or Class X Certificates, the registered owner of the Residual Certificates or Class X Certificates evidencing an aggregate Percentage Interest of at least 50%. The Trustee may charge any Holder its standard wire transfer fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Trustee set forth in the notice of such final distribution sent by the Trustee to all Certificateholders pursuant to Section 9.01 of the Standard Terms.

     (f) (1) Any amounts remaining in the Distribution Account on any Distribution Date after all allocations and distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the Pooling REMIC after payment in full of all of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Pooling REMIC Residual Interest.

         (2) Any amounts remaining in the Subaccounts on any Distribution Date after all distributions required to be made by this Pooling and Servicing Agreement have been made, and any amounts remaining in the Issuing REMIC after payment in full of the Regular Interests therein and any administrative expenses associated with the Trust, will be distributed to the Holders of the Issuing REMIC Residual Interest.

SECTION 6. ALLOCATION OF WRITEDOWN AMOUNTS.

     On each Distribution Date, after all required distributions have been made on the Certificates pursuant to Section 5 above, the Writedown Amount, if any, shall be allocated on such Distribution Date by the Trustee in the following manner and in the following order of priority all in accordance with the related Remittance Report:

          (a) First, to the Class B-2 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero;

          (b) Second, to the Class B-1 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero;

          (c) Third, to the Class M-2 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero; and

          (d) Finally, to the Class M-1 Subaccount, to be applied in reduction of the Adjusted Subaccount Principal Balance of such Subaccount, until the Adjusted Subaccount Principal Balance has been reduced to zero.

     Writedown Amounts allocated to the Class B-2, Class B-1, Class M-2 and Class M-1 Subaccounts pursuant to this Section 6 shall be allocated to the Class B-2, Class B-1, Class M-2 and Class M-1 Certificates, respectively, until the Adjusted Certificate Principal Balance of each such Class has been reduced to zero.

SECTION 7. REMITTANCE REPORTS.

     (a) The Remittance Report for each Distribution Date shall identify the following items, in addition to the items specified in Section 4.01 of the Standard Terms:

          (1) the Interest Distribution Amount for each Class of the Certificates for such Distribution Date (which shall equal the Priority Interest Distribution Amount for the Corresponding Subaccount) and the Carryover Interest Distribution Amount, as well as any Writedown Interest Distribution Amount and any Carryover Writedown Interest Distribution Amount, for each Class of the Certificates for such Distribution Date, and the amount of interest of each such category to be distributed on each such Class based upon the Available Distribution Amount for such Distribution Date;

          (2) the amount to be distributed on such Distribution Date on each Class of the Certificates to be applied to reduce the Certificate Principal Balance of such Class (which will be equal to the amount to be allocated on such Distribution Date on the Corresponding Subaccount to be applied to reduce the Subaccount Principal Balance of such Subaccount), separately identifying any portion of such amount attributable to any prepayments, the amount to be distributed to reduce the Principal Distribution Shortfall Carryover Amount on each such Class based upon the Available Distribution Amount for such Distribution Date and separately identifying any Accelerated Principal Distribution Amount to be distributed on the Class A Certificates or any Overcollateralization Reduction Amount;

          (3) the aggregate amount, if any, to be distributed on the Residual Certificates;

          (4) the amount of any Writedown Amounts to be allocated to reduce the

     Certificate Principal Balance of any Class of Subordinated Certificates (which will be equal to the amount of any Writedown Amount to be allocated to the Corresponding Subaccount) on such Distribution Date;

          (5) the Certificate Principal Balance of each Class of the Certificates (which will be equal to the Subaccount Principal Balance of the Corresponding Subaccount) and the Adjusted Certificate Principal Balance of each Class of the Subordinated Certificates (which will be equal to the Adjusted Subaccount Principal Balance of the Corresponding Subaccount) after giving effect to the distributions to be made (and any Writedown Amounts to be allocated) on such Distribution Date;

          (6) the aggregate Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Interest Distribution Amount remaining unpaid, if any, for each Class of Certificates (which will be equal to the Priority Interest Distribution Amount and Carryover Interest Distribution Amount remaining unpaid on the Corresponding Subaccount), after giving effect to all distributions to be made on such Distribution Date;

          (7) the aggregate Writedown Interest Distribution Amount remaining unpaid, if any, and the aggregate Carryover Writedown Interest Distribution Amount remaining unpaid, if any, for each Class of Certificates (which will be equal to such amounts remaining unpaid on the Corresponding Subaccount), after giving effect to all distributions to be made on such Distribution Date;

          (8) the aggregate Principal Distribution Shortfall Carryover Amount remaining unpaid, if any, for each Class of Certificates, after giving effect to the distributions to be made on such Distribution Date;

          (9) the Target Overcollateralization Amount, Current
     Overcollateralization Amount, the Overcollateralization Reduction Amount, if any, and the Accelerated Principal Distribution Amount, if any;

          (10) the Interest Deficiency Withdrawal, if any, for each of the Class M-1, Class M-2, Class B-1 and Class B-2 Certificates;

          (11) the aggregate number and the aggregate of the Unpaid Principal Balances of outstanding Assets (a) as to which repossession, foreclosure or other comparable proceedings were commenced during the related Collection Period, (b) that became Liquidated Assets during the related Collection Period, (c) as to which repossession, foreclosure or other comparable proceedings were commenced as of the end of the related Collection Period and (d) as to which repossession, foreclosure or other comparable proceedings have been commenced since the Cut-off Date;

          (12) the aggregate number and the aggregate Unpaid Principal Balances of outstanding Assets whose Obligors are in bankruptcy as of the end of the related Collection Period;

          (13) the number of extensions and rewrites granted to Obligors during the related Collection Period;

          (14) the aggregate number and the aggregate unpaid principal balances of Assets repurchased during the related Collection Period; and

          (15) the Interest Deficiency Amount, if any.

     In the case of information furnished pursuant to clauses (1), (2) and (3) above, the amounts shall be expressed, with respect to any Class A, Class M or Class B Certificate, as a dollar amount per $1,000 denomination.

     (b) In addition to mailing a copy of the related Remittance Report to each Certificateholder on each Distribution Date in accordance with Section 4.01 of the Standard Terms, on each Distribution Date, the Trustee shall mail a copy of the related Remittance Report to each Underwriter (to the attention of the person, if any, reported to the Trustee by the applicable Underwriter), to the Seller and to The Bloomberg (to the address and to the person, if any, specified to the Trustee by Credit Suisse First Boston Corporation). The Trustee shall not be obligated to mail any Remittance Report to The Bloomberg unless and until Credit Suisse First Boston Corporation shall have notified the Trustee in writing of the name and address to which such reports are to be mailed, which notice, once delivered, will be effective for all Distribution Dates after the date such notice is received by the Trustee unless and until superseded by a subsequent notice.

SECTION 8. LIMITED RIGHT OF SERVICER TO RETAIN SERVICING FEES FROM COLLECTIONS.

     The Servicer may retain its Servicing Fee and any other servicing compensation provided for herein and in the Standard Terms from gross interest collections on the Assets prior to depositing such collections into the Certificate Account.

SECTION 9. REMIC ADMINISTRATION.

     (a) For purposes of the REMIC Provisions, all of the Certificates (except the Residual Certificates) will be designated as the "regular interests" in the Issuing REMIC, the nine subaccounts will be designated as the "regular interests" in the Pooling REMIC, the Class R Certificates will be designated as the "residual interest" in each of the Issuing REMIC and the Pooling REMIC and, following the division of the Class R Certificates into two separately transferable, certificated and fully registered certificates in accordance with
Section 9(b) below, the Class R-1 Certificates will be designated as the "residual interest" in the Issuing REMIC and the Class R-2 Certificates will be designated as the "residual interest" in the Pooling REMIC.

     (b) Upon the request of any registered Holder of a Class R Certificate, the Trustee on behalf of the Trust shall issue to such Holder two separately transferable, certificated and fully registered Certificates (a Class R-1 Certificate and a Class R-2 Certificate), in substantially the forms of Exhibit F and Exhibit G attached hereto. In the event that the Class R Certificates are exchanged for separately transferrable Class R-1 and Class R-2 Certificates: (1) the Class R-1 Certificates will be designated as the residual interest in the Issuing REMIC, (2) the Class R-2 Certificates will be designated as the residual interest in the Pooling REMIC, (3) the Holders of a majority of the Percentage Interest in the Class R-1 Certificates together with the Holders of a majority of the Percentage Interest in the Class R-2 Certificates will have the option to make a Terminating Purchase given to the Holders of a majority of the Percentage Interest in the Residual Certificates pursuant to Section 9.01 of the Standard Terms, and (4) the restrictions on the transfer of a Residual Certificate provided in the Standard Terms will apply to both the Class R-1 and the Class R-2 Certificates.

SECTION 10. AUCTION CALL.

     (a) If the Servicer or the holders of a majority in interest of the Class R Certificates does not exercise its optional termination right as described in
Section 9.01 of the Standard Terms within 90 days after it first becomes entitled to do so, the Trustee shall use commercially reasonable efforts to solicit bids for the purchase of all Assets, REO Properties and Repo Properties remaining in the Trust from no fewer than two prospective purchasers that it believes to be Qualified Bidders.

     (b) If the Trustee receives bids from at least two Qualified Bidders and the net proceeds of the highest bid are equal to or greater than the Termination Price, the Trustee shall promptly advise the Servicer of the highest bid and the terms of purchase, and the Servicer shall have three Business Days, at its option, to match the terms of such bid. The Trustee shall thereafter sell or cause the sale of the Assets, REO Properties and Repo Properties either (i) to the Servicer, if it shall so elect, or (ii) to the highest bidder, and in either case the Trustee shall distribute the net proceeds of such sale in redemption of the Certificates in compliance with Article IX of the Standard Terms and Section 5 hereof. Any such sale must also comply with the requirements applicable to a Terminating Purchase set forth in Section 9.02 of the Standard Terms.

     (c) Any costs incurred by the Trustee in connection with such sale (including without limitation any legal opinions or consents required by Section
9.02 of the Standard Terms) shall be deducted from the bid price of the Assets, REO Properties and Repo Properties in determining the net proceeds therefrom.

     (d) If the Trustee does not obtain bids from at least two Qualified Bidders, or does not receive a bid such that the net proceeds therefrom would at least equal the Termination Price, it shall not sell the Assets, REO Properties and Repo Properties, and shall thereafter have no obligation to attempt to sell same.

     (e) The Servicer shall cooperate with and provide necessary information to the Trustee in connection with any auction sale as described herein.

     (f) The Trustee shall have no liability in respect of any bids it receives and such amounts shall be conclusive and binding upon the parties hereto and the Certificateholders.

SECTION 11. VOTING RIGHTS.

     The Voting Rights applicable to the Certificates shall be allocated 0.5% to the Class R Certificates, 0.5% to the Class X Certificates and 99% to the other Certificates in proportion with their respective Certificate Principal Balance; provided, however, neither the Class B-1 nor Class B-2 Certificates shall have no Voting Rights as long as such Class B-1 or Class B-2 Certificates as the case may be are held by the Bombardier Capital Inc. or any of its affiliates.

SECTION 12. GOVERNING LAW.

     The Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein. The parties hereto agree to submit to the personal jurisdiction of all federal and state courts sitting in the State of New York and hereby irrevocably waive any objection to such jurisdiction. In addition, the parties hereto hereby irrevocably waive any objection that they may have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any federal or state court sitting in the State of New York, and further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

SECTION 13. FORMS OF CERTIFICATES.

     Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the related form attached hereto, as set forth in the Index to Schedules and Exhibits attached hereto.

SECTION 14. COUNTERPARTS.

     The Pooling and Servicing Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all of such counterparts shall together constitute but one and the same instrument.

SECTION 15. ENTIRE AGREEMENT.

     The Pooling and Servicing Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

     IN WITNESS WHEREOF, the Company, the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the day and year first above written.

                                    BOMBARDIER CAPITAL MORTGAGE
                                    SECURITIZATION CORPORATION


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    BOMBARDIER CAPITAL INC.


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:


                                    HARRIS TRUST AND SAVINGS BANK,
                                       AS TRUSTEE


                                    By:
                                       -------------------------------
                                    Name:
                                    Title:

                         INDEX TO EXHIBITS AND SCHEDULES

Exhibit A      Form of Class A Certificate
Exhibit B      Form of Class M Certificate
Exhibit C      Form of Class B Certificate
Exhibit D      Form of Class X Certificate
Exhibit E      Form of Class R Certificate
Exhibit F      Form of Class R-1 Certificate
Exhibit G      Form of Class R-2 Certificate
Schedule I     Asset Schedule

                                                                       EXHIBIT A


                             CLASS A-___ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                      CLASS A-___ PASS-THROUGH CERTIFICATE

     THIS CLASS A-___ CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

PASS-THROUGH RATE: CALCULATED AS        CERTIFICATE PRINCIPAL BALANCE OF
DESCRIBED HEREIN                        THE CLASS A-___ CERTIFICATES AS OF
                                        THE CLOSING DATE:  $_____________

DENOMINATION: $_____________

DATE OF POOLING AND                     SERVICER:   BOMBARDIER CAPITAL INC.
SERVICING AGREEMENT:
AS OF JANUARY 1, 2000

CLOSING DATE: JANUARY 27, 2000

FIRST DISTRIBUTION DATE:                TRUSTEE:    HARRIS TRUST AND
FEBRUARY 15, 2000                                   SAVINGS BANK

NO. 1                                   CUSIP NO.:  _________

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                      CLASS A-___ PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of installment contracts and mortgage loans for the sale of units of manufactured housing (the "Assets") formed and sold by

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ASSETS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:    CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A-___ Certificates issued by BCMSC Trust 2000-A (the "Trust") , which was created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Series Agreement"), among Bombardier Capital Mortgage Securitization Corporation, (the "Depositor"), Bombardier Capital Inc., as servicer of the Assets (the "Servicer," which term includes any successor to Bombardier Capital Inc. as Servicer), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Series Agreement incorporates by reference the Depositor's Standard Terms to Pooling and Servicing Agreement (January 2000 Edition) (together with the Series Agreement, the "Pooling and Servicing Agreement"). The Trust consists primarily of a pool of Assets. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions of principal of and interest on this Certificate (including the final distribution on this certificate) will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month commencing in February 2000 or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Pass-Through Rate on the Class A-___ Certificates for any Distribution Date will be equal to the lesser of _____% per annum and the Weighted Average Net Asset Rate. Principal and interest will be distributed on this Certificate on any Distribution Date in the manner specified in the Pooling and Servicing Agreement. Distributions allocated to the Class A-___ Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2000-A (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the initial aggregate Certificate Principal Balance of the Class A- ___ Certificates. The Certificates are issued in twelve classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     Certain Realized Losses on and certain other shortfalls in respect of the Assets will be allocated on any Distribution Date to Holders of Subordinated Certificates by allocation to the related Certificates of a Writedown Amount in the manner set forth in the Pooling and Servicing Agreement. Writedown Amounts will be allocated on each Distribution Date first to the Class B-2 Certificates, next to the Class B-1 Certificates, next to the Class M-2 Certificates, and finally to the Class M-1 Certificates, in each case to reduce the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero. All Writedown Amounts allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class in proportion with their respective Percentage Interests.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Assets, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made by the Servicer, or certain expenses incurred, with respect to the Assets and administration of the Trust.

     So long as this Certificate is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal and interest on this Certificate by wire transfers of immediately available funds to the Clearing Agency or its nominee. Otherwise, all distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class with aggregate initial denominations of at least $1,000,000, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any distribution made to such Holder by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by a Clearing Agency or its nominee and certain limitations set forth in the Pooling and Servicing Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     Subject to the terms of the Pooling and Servicing Agreement, the Certificates of this Class will be registered as one or more certificates held by a Clearing Agency or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner thereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Pooling and Servicing Agreement following the earlier of (a) the final payment or other liquidation (or any Advance with respect thereto) of the last Asset, Repo Property or REO Property remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Pooling and Servicing Agreement. Pursuant to the terms of the Pooling and Servicing Agreement, (i) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made on or after the Distribution Date on which the sum of the Certificate Principal Balances of the Certificates is less than or equal to 15% of the sum of the original Certificate Principal Balances of the Certificates, or (ii) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made if the Servicer determines, based upon an Opinion of Counsel, that the REMIC status of either REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. After a Terminating Purchase, the Termination Price shall be applied to pay previously unreimbursed Advances and administrative expenses of the Trust and to make final distributions on the Certificates as described in the Pooling and Servicing Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Residual Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Residual Certificates), as described in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     It is expressly understood and agreed by the holder hereto that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purposes of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the holder hereto and by any person claiming by, through or under such holder, and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Certificate.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the BCMSC Trust 2000-A.

Dated: January 27, 2000           BCMSC TRUST 2000-A

                                  BY: HARRIS TRUST AND SAVINGS BANK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE


                                  BY:
                                     -------------------------------------
                                     AUTHORIZED OFFICER



                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS A-___ CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                  HARRIS TRUST AND SAVINGS BANK,
                                    AS TRUSTEE


                                  BY:
                                     --------------------------------------
                                     AUTHORIZED OFFICER

                                FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _____________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:   ________________         ______________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


___________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a
member firm of the New York Stock
Exchange or another national
securities exchange. Notarized
or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to ____________________________________________, for the
account of _________________________________, account number _____________, or, if mailed by check, to _____________________________________. Applicable reports and statements should be mailed to __________________________________ . This information is provided by _________________________________ , the assignee named above, or ______________________________ , as its agent.

                                                                       EXHIBIT B

                             CLASS M-___ CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BECAUSE THE CLASS M-___ CERTIFICATES ARE SUBORDINATED SECURITIES, THEY WILL NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS. AS A RESULT, THE PURCHASE OR HOLDING OF ANY OF THE CLASS M-___ CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. ACCORDINGLY, NONE OF THE CLASS M-___ CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO PLAN INVESTORS (OTHER THAN THOSE RELYING ON PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")), AND EACH PURCHASER OF A CLASS M-___ CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT A PLAN INVESTOR, OR (II) IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ENTITLED TO THE EXEMPTION SET FORTH IN SECTION III OF PTCE 95-60.

[THE CLASS M-___ CERTIFICATES ARE SUBORDINATED TO THE CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-4 AND CLASS A-5 CERTIFICATES ISSUED BY THE TRUST DESCRIBED HEREIN TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                      CLASS M-___ PASS-THROUGH CERTIFICATE

     THIS CLASS M-___ CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

PASS-THROUGH RATE: CALCULATED AS          CERTIFICATE PRINCIPAL BALANCE OF THE
DESCRIBED HEREIN                          CLASS M-___ CERTIFICATES AS OF THE
                                          CLOSING DATE: $ ______________

DENOMINATION:  $_____________             SERVICER:    BOMBARDIER CAPITAL INC.

DATE OF POOLING AND SERVICING
AGREEMENT: AS OF JANUARY 1, 2000

CLOSING DATE:  JANUARY 27, 2000

FIRST DISTRIBUTION DATE:                  TRUSTEE:     HARRIS TRUST AND SAVINGS
FEBRUARY 15, 2000                                      BANK

NO. 1                                     CUSIP NO.:   __________


             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                      CLASS M-___ PASS-THROUGH CERTIFICATE


evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of installment contracts and mortgage loans for the sale of units of manufactured housing (the "Assets") formed and sold by

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ASSETS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:   CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class M-___ Certificates issued by BCMSC Trust 2000-A (the "Trust"), which was created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Series Agreement"), among Bombardier Capital Mortgage Securitization Corporation (the "Depositor"), Bombardier Capital Inc., as servicer of the Assets (the "Servicer", which term includes any successor to Bombardier Capital Inc. as Servicer), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Series Agreement incorporates by reference the Depositor's Standard Terms to Pooling and Servicing Agreement (January 2000 Edition) (together with the Series Agreement, the "Pooling and Servicing Agreement") . The Trust consists primarily of a pool of Assets. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month commencing in February 2000 or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Pass-Through Rate on the Class M-___ Certificates for any Distribution Date will be equal to the lesser of _____% per annum and the Weighted Average Net Asset Rate. Principal and interest will be distributed on this Certificate on any Distribution Date in the manner specified in the Pooling and Servicing Agreement. Distributions allocated to the Class M-___ Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2000-A (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the initial aggregate Certificate Principal Balance of the Class M- ___ Certificates. The Certificates are issued in twelve classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     [The Class M-1 Certificates will be subordinated to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, and the Class M-2, Class B-1, Class B-2, Class X and Class R Certificates will be subordinated to the Class M-1 Certificates, in each case to the extent provided in the Pooling and Servicing Agreement.]

     [Certain Realized Losses on and certain other shortfalls in respect of the Assets will be allocated on any Distribution Date to Holders of Subordinated Certificates by allocation to the related Certificates of a Writedown Amount in the manner set forth in the Pooling and Servicing Agreement. Writedown Amounts will be allocated on each Distribution Date first to the Class B-2 Certificates, next to the Class B-1 Certificates, next to the Class M-2 Certificates, and finally to the Class M-___ Certificates, in each case to reduce the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero. All Writedown Amounts allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class in proportion with their respective Percentage Interests.]

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Assets, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made by the Servicer, or certain expenses incurred, with respect to the Assets and administration of the Trust.

     So long as this Certificate is registered in the name of a Clearing Agency or its nominee, the Trustee will make payments of principal and interest on this Certificate by wire transfers of immediately available funds to the Clearing Agency or its nominee. Otherwise, all distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class with aggregate initial denominations of at least $1,000,000, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any distribution made to such Holder by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by a Clearing Agency or its nominee and certain limitations set forth in the Pooling and Servicing Agreement and below, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     No transfer of all or any portion of the Class M-___ Certificates may be made to a proposed transferee that is a Plan Investor, other than those relying on Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"). Each Beneficial Owner of this Certificate will be deemed to have represented to the Trustee and the Servicer, by virtue of its acquisition of a beneficial interest in this Certificate, that either (i) it is not a Plan Investor or (ii) it is an insurance company general account which is entitled to the exemption set forth in Section III of PTCE 95-60.

     Subject to the terms of the Pooling and Servicing Agreement, the Certificates of this Class will be registered as one or more certificates held by a Clearing Agency or its nominee and beneficial interests will be held by Beneficial Owners through the book-entry facilities of such Clearing Agency or its nominee in minimum denominations of $25,000 and integral multiples of $1 in excess thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Pooling and Servicing Agreement following the earlier of (a) the final payment or other liquidation (or any Advance with respect thereto) of the last Asset, Repo Property or REO Property remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Pooling and Servicing Agreement. Pursuant to the terms of the Pooling and Servicing Agreement, (i) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made on or after the Distribution Date on which the sum of the Certificate Principal Balances of the Certificates is less than or equal to 15% of the sum of the original Certificate Principal Balances of the Certificates, or (ii) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made if the Servicer determines, based upon an Opinion of Counsel, that the REMIC status of either REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. After a Terminating Purchase, the Termination Price shall be applied to pay previously unreimbursed Advances and administrative expenses of the Trust and to make final distributions on the Certificates as described in the Pooling and Servicing Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Residual Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Residual Certificates), as described in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     It is expressly understood and agreed by the holder hereto that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purposes of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the holder hereto and by any person claiming by, through or under such holder, and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Certificate.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the BCMSC Trust 2000-A.

Dated: January 27, 2000            BCMSC TRUST 2000-A

                                   By: HARRIS TRUST AND SAVINGS BANK, NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS TRUSTEE


                                   BY:
                                      ----------------------------------
                                       AUTHORIZED OFFICER



                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS M-___ CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                   HARRIS TRUST AND SAVINGS BANK,
                                     AS TRUSTEE


                                   BY:
                                      ----------------------------------
                                       AUTHORIZED OFFICER

                                FORM OF TRANSFER

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

--------------------------------------------------------------------------------


PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _____________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:   ________________         ______________________________________________
                                  NOTICE: The signature to this assignment must correspond with the name as written upon the face of this Certificate in every particular without alteration or enlargement or any change whatever.


___________________________________
SIGNATURE GUARANTEED: The signature
must be guaranteed by a commercial
bank or trust company or by a
member firm of the New York Stock
Exchange or another national
securities exchange. Notarized
or witnessed signatures are not
acceptable.

                            DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds, to ____________________________________________, for the
account of _________________________________, account number _____________, or, if mailed by check, to _____________________________________. Applicable reports and statements should be mailed to __________________________________ . This information is provided by _________________________________ , the assignee named above, or ______________________________ , as its agent.

                                                                       EXHIBIT C

                             CLASS B-___ CERTIFICATE

BECAUSE THE CLASS B-___ CERTIFICATES ARE SUBORDINATED SECURITIES, THEY WILL NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS. AS A RESULT, THE PURCHASE OR HOLDING OF ANY OF THE CLASS B-___ CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. ACCORDINGLY, NONE OF THE CLASS B-___ CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO PLAN INVESTORS (OTHER THAN THOSE RELYING ON PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")), AND EACH PURCHASER OF A CLASS B-___ CERTIFICATE, BY VIRTUE OF ITS PURCHASE OF SUCH CERTIFICATE, WILL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT A PLAN INVESTOR, OR (II) IT IS AN INSURANCE COMPANY GENERAL ACCOUNT WHICH IS ENTITLED TO THE EXEMPTION SET FORTH IN SECTION III OF PTCE 95-60.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION. THE TRUSTEE SHALL REQUIRE A CERTIFICATE FROM ANY TRANSFEROR AND TRANSFEREE HEREOF DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, UNDER CERTAIN CIRCUMSTANCES, THE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO SUCH REGISTRATION OR QUALIFICATION. ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE, THE DEPOSITOR AND THE SERVICER A TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS AND AN AFFIDAVIT OF THE TRANSFEREE AS TO VARIOUS ERISA MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH AFFIDAVIT). RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

[THE CLASS B-___ CERTIFICATES ARE SUBORDINATED TO THE CLASS A AND CLASS M CERTIFICATES ISSUED BY THE TRUST DESCRIBED HEREIN TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.]

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                      CLASS B-___ PASS-THROUGH CERTIFICATE

     THIS CLASS B-___ CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

     THE PRINCIPAL OF THIS CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW, AND MAY BE ZERO. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

PASS-THROUGH RATE: CALCULATED AS           CERTIFICATE PRINCIPAL BALANCE OF THE
DESCRIBED HEREIN                           CLASS B-___ CERTIFICATES AS OF THE
                                           CLOSING DATE: $____________

DENOMINATION: $____________                SERVICER:    BOMBARDIER CAPITAL INC.

DATE OF POOLING AND SERVICING
AGREEMENT:  AS OF JANUARY 1, 2000

CLOSING DATE: JANUARY 27, 2000

FIRST DISTRIBUTION DATE:                   TRUSTEE:     HARRIS TRUST AND SAVINGS
FEBRUARY 15, 2000                                       BANK

NO. 1                                      CUSIP NO.:   __________


             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                      CLASS B-___ PASS-THROUGH CERTIFICATE


evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of installment contracts and mortgage loans for the sale of units of manufactured housing (the "Assets") formed and sold by

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ASSETS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT: BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B-___ Certificates issued by BCMSC Trust 2000-A (the "Trust"), which was created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Series Agreement"), among Bombardier Capital Mortgage Securitization Corporation (the "Depositor"), Bombardier Capital Inc., as servicer of the Assets (the "Servicer", which term includes any successor to Bombardier Capital Inc. as Servicer), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Series Agreement incorporates by reference the Depositor's Standard Terms to Pooling and Servicing Agreement (January 2000 Edition) (together with the Series Agreement, the "Pooling and Servicing Agreement"). The Trust consists primarily of a pool of Assets. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the Available Distribution Amount, to the extent and subject to the limitations set forth in the Pooling and Servicing Agreement, on the 15th day of each month commencing in February 2000 or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Pass-Through Rate on the Class B-___ Certificates for any Distribution Date will be equal to the lesser of _____% per annum and the Weighted Average Net Asset Rate. Principal and interest will be distributed on this Certificate on any Distribution Date in the manner specified in the Pooling and Servicing Agreement. Distributions allocated to the Class B-___ Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2000-A (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the initial aggregate Certificate Principal Balance of the Class B-___ Certificates. The Certificates are issued in twelve classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     [The Class B-___ Certificates will be subordinated to the Class A and Class M Certificates, and the Class B-2, Class X and Class R Certificates will be subordinated to the Class B-___ Certificates, in each case to the extent provided in the Pooling and Servicing Agreement.]

     [Certain Realized Losses on and certain other shortfalls in respect of the Assets will be allocated on any Distribution Date to Holders of Subordinated Certificates by allocation to the related Certificates of a Writedown Amount in the manner set forth in the Pooling and Servicing Agreement. Writedown Amounts will be allocated on each Distribution Date first to the Class B-2 Certificates, next to the Class B-___ Certificates, next to the Class M-2 Certificates, and finally to the Class M-1 Certificates, in each case to reduce the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero. All Writedown Amounts allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class in proportion with their respective Percentage Interests.]

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Assets, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made by the Servicer, or certain expenses incurred, with respect to the Assets and administration of the Trust.

     All distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class evidencing Percentage Interests of 50% or greater, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any distribution made to such Holder by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to any limitations on transfer of this Certificate by a Clearing Agency or its nominee and certain limitations set forth in the Pooling and Servicing Agreement and below, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     No transfer of all or any portion of the Class B-___ Certificates may be made to a proposed transferee that is a Plan Investor, other than those relying on Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"). Each Beneficial Owner of this Certificate will be deemed to have represented to the Trustee and the Servicer, by virtue of its acquisition of a beneficial interest in this Certificate, that either (i) it is not a Plan Investor or (ii) it is an insurance company general account which is entitled to the exemption set forth in Section III of PTCE 95-60.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class B-___ Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with a Transferee Agreement or a Rule 144A Agreement certifying to facts which, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Forms of Transferee Agreements and Rule 144A Agreements are attached to the Pooling and Servicing Agreement. In addition, if the proposed transferee delivers a Rule 144A Agreement that does not certify to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer, (i) the Servicer and the Trustee shall require that the transferor and transferee certify as to the factual basis for the registration or qualification exemption relied upon and (ii) if such transfer is made within three years after the acquisition thereof by a non-Affiliate of the Depositor from the Depositor or an Affiliate of the Depositor, the Servicer or the Trustee may also require an Opinion of Counsel that such transfer may be made without registration or qualification under the Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Depositor, the Trustee or the Servicer. Neither the Depositor, the Trustee nor the Servicer is obligated to register or qualify any of the Class B-___ Certificates under the Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, no transfer of a Class B-___ Certificate shall be made unless and until the prospective transferee provides the Servicer and the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit (and Opinion, if required) shall not be obtained at the expense of the Trustee, the Depositor or the Servicer. Notwithstanding anything herein to the contrary, any purported transfer of a Class B-___ Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Pooling and Servicing Agreement following the earlier of (a) the final payment or other liquidation (or any Advance with respect thereto) of the last Asset, Repo Property or REO Property remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Pooling and Servicing Agreement. Pursuant to the terms of the Pooling and Servicing Agreement, (i) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made on or after the Distribution Date on which the sum of the Certificate Principal Balances of the Certificates is less than or equal to 15% of the sum of the original Certificate Principal Balances of the Certificates, or (ii) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made if the Servicer determines, based upon an Opinion of Counsel, that the REMIC status of either REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. After a Terminating Purchase, the Termination Price shall be applied to pay previously unreimbursed Advances and administrative expenses of the Trust and to make final distributions on the Certificates as described in the Pooling and Servicing Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Residual Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Residual Certificates), as described in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     It is expressly understood and agreed by the holder hereto that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purposes of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the holder hereto and by any person claiming by, through or under such holder, and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Certificate.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the BCMSC Trust 2000-A.


Dated: January 27, 2000                BCMSC TRUST 2000-A

                                       By:  HARRIS TRUST AND SAVINGS BANK,
                                            NOT IN ITS INDIVIDUAL CAPACITY,
                                            BUT SOLELY AS TRUSTEE


                                       BY:
                                          ----------------------------------
                                           AUTHORIZED OFFICER




                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS B-___ CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                       HARRIS TRUST AND SAVINGS BANK,
                                         AS TRUSTEE


                                       BY:
                                          ----------------------------------
                                           AUTHORIZED OFFICER

                                                                       EXHIBIT D


                               CLASS X CERTIFICATE

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                        CLASS X PASS-THROUGH CERTIFICATE

     THE CLASS X CERTIFICATES ARE SUBORDINATED TO THE OTHER CLASSES OF THE CERTIFICATES ISSUED BY THE TRUST DESCRIBED HEREIN (OTHER THAN THE CLASS R CERTIFICATES) TO THE EXTENT DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION. THE TRUSTEE SHALL REQUIRE A CERTIFICATE FROM ANY TRANSFEROR AND TRANSFEREE HEREOF DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, UNDER CERTAIN CIRCUMSTANCES, THE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO SUCH REGISTRATION OR QUALIFICATION. ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE, THE DEPOSITOR AND THE SERVICER A TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS AND AN AFFIDAVIT OF THE TRANSFEREE AS TO VARIOUS ERISA MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH AFFIDAVIT). RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

     THE HOLDER OF THIS CLASS X CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL.

     THIS CLASS X CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

PERCENTAGE INTEREST: 100%                  SERVICER:  BOMBARDIER CAPITAL INC.

DATE OF POOLING AND SERVICING
AGREEMENT: AS OF JANUARY 1, 2000

CLOSING DATE:  JANUARY 27, 2000

FIRST DISTRIBUTION DATE:                   TRUSTEE:   HARRIS TRUST AND SAVINGS
FEBRUARY 15, 2000                                       BANK

NO. 1








             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                        CLASS X PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of installment contracts and mortgage loans for the sale of units of manufactured housing (the "Assets") formed and sold by

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOMBARDIER
CAPITAL MORTGAGE SECURITIZATION CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF
THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ASSETS ARE
GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT: BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X Certificates issued by BCMSC Trust 2000-A (the "Trust"), which was created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Series Agreement"), among Bombardier Capital Mortgage Securitization
Corporation (the "Depositor"), Bombardier Capital Inc., as servicer of the
Assets (the "Servicer," which term includes any successor to Bombardier Capital
Inc. as Servicer), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Series Agreement incorporates by reference the Depositor's Standard Terms to Pooling and Servicing Agreement
(January 2000 Edition) (together with the Series Agreement, the "Pooling and
Servicing Agreement"). The Trust consists primarily of a pool of Assets. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the
Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     The Holder of this Certificate will not be entitled to any scheduled distributions of principal. Distributions on this Certificate, if any (including the final distribution on this Certificate), will be made on the 15th day of each month commencing in February 2000 or, if such 15th day is not a Business
Day, the Business Day immediately following (a "Distribution Date"), to the
Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     The Holders of the Class X Certificates are entitled to receive on each Distribution Date the applicable Class X Strip Amount, as described in the Pooling and Servicing Agreement. Distributions allocated to the Class X
Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the Bombardier Capital Mortgage Securitization Corporation
Senior/Subordinated Pass-Through Certificates, Series 2000-A (herein called the
"Certificates") and representing a Percentage Interest in the Class of Certificates specified on the


                                      D-2






face hereof. The Certificates are issued in twelve classes as specifically set forth in the Pooling and Servicing Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     The Class X Certificates will be subordinated to the Certificates of all other Classes (other than the Class R Certificates) to the extent provided in the Pooling and Servicing Agreement.

     The Certificates are limited in right of payment to certain collections and recoveries respecting the Assets, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing
Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made by the Servicer, or certain expenses incurred, with respect to the Assets and administration of the Trust.

     All distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record
Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class evidencing Percentage Interests of 50% or greater, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any distribution made to such Holder by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate.
The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.


                                      D-3






     The Certificates of this Class are issuable in fully-registered, certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new
Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class X Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with a Transferee Agreement or a Rule 144A Agreement certifying to facts which, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Forms of Transferee Agreements and Rule 144A
Agreements are attached to the Pooling and Servicing Agreement. In addition, if the proposed transferee delivers a Rule 144A Agreement that does not certify to facts that, if true, would mean that the proposed transferee is a Qualified
Institutional Buyer, (i) the Servicer and the Trustee shall require that the transferor and transferee certify as to the factual basis for the registration or qualification exemption relied upon and (ii) if such transfer is made within three years after the acquisition thereof by a non-Affiliate of the Depositor from the Depositor or an Affiliate of the Depositor, the Servicer or the Trustee may also require an Opinion of Counsel that such transfer may be made without registration or qualification under the Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Depositor, the Trustee or the Servicer. Neither the Depositor, the Trustee nor the Servicer is obligated to register or qualify any of the Class X Certificates under the Act or any other securities law or to take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, no transfer of a Class X Certificate shall be made unless and until the prospective transferee provides the Servicer and the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan
Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit
(and Opinion, if required) shall not be obtained at the expense of the Trustee, the Depositor or the Servicer. Notwithstanding anything herein to the contrary, any purported transfer of a Class X Certificate to or on behalf of a Plan
Investor without delivery of a Benefit Plan Opinion shall be null and void.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate
Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Pooling and Servicing Agreement following the earlier of (a) the final payment or other liquidation (or any Advance with respect thereto) of the last
Asset, Repo Property or REO Property


                                      D-4






remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Pooling and Servicing Agreement. Pursuant to the terms of the Pooling and Servicing Agreement, (i) the Servicer may, at its option, make a Terminating
Purchase or cause a Terminating Purchase to be made on or after the Distribution
Date on which the sum of the Certificate Principal Balances of the Certificates is less than or equal to 15% of the sum of the original Certificate Principal
Balances of the Certificates, or (ii) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made if the Servicer determines, based upon an Opinion of Counsel, that the REMIC status of either
REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. After a Terminating Purchase, the Termination Price shall be applied to pay previously unreimbursed Advances and administrative expenses of the Trust and to make final distributions on the Certificates as described in the Pooling and Servicing Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Residual Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Residual Certificates), as described in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     It is expressly understood and agreed by the holder hereto that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris
Trust and Savings Bank, but are made and intended for the purposes of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the holder hereto and by any person claiming by, through or under such holder, and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Certificate.





                                       D-5







     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the BCMSC Trust 2000-A.


Dated: January 27, 2000                  BCMSC TRUST 2000-A

                                         By:  HARRIS TRUST AND SAVINGS BANK,
                                              NOT IN ITS INDIVIDUAL CAPACITY,
                                              BUT SOLELY AS TRUSTEE


                                         BY:
                                             ---------------------------------



                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS X CERTIFICATES REFERRED TO IN THE WITHIN-
MENTIONED POOLING AND SERVICING AGREEMENT.

                                         HARRIS TRUST AND SAVINGS BANK,
                                           AS TRUSTEE


                                         BY:
                                            -------------------------------
                                             AUTHORIZED OFFICER






                                       D-6






                                                                       EXHIBIT E


                               CLASS R CERTIFICATE

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                        CLASS R PASS-THROUGH CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THIS
CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER
SUCH LAWS OR QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION. THE TRUSTEE
SHALL REQUIRE A CERTIFICATE FROM ANY TRANSFEROR AND TRANSFEREE HEREOF
DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, UNDER CERTAIN
CIRCUMSTANCES, THE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO
SUCH REGISTRATION OR QUALIFICATION. ANY TRANSFEREE OF THIS CERTIFICATE MUST
DELIVER TO THE TRUSTEE, THE DEPOSITOR AND THE SERVICER A TRANSFEREE AGREEMENT
CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS. THE SERVICER MUST GIVE ITS
WRITTEN CONSENT TO ANY TRANSFER OF THIS CLASS R CERTIFICATE. AS A CONDITION TO
THIS CONSENT, A TRANSFEREE MUST PROVIDE THE SERVICER WITH A RESIDUAL TRANSFEREE
AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AN AFFIDAVIT
RELATING TO VARIOUS TAX MATTERS, AND AN AFFIDAVIT RELATING TO VARIOUS ERISA
MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH
AFFIDAVIT), ALL AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO
HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A
DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE
EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS
TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. NOTWITHSTANDING
THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE SERVICER MAY WITHHOLD
ITS CONSENT TO A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1)
DISQUALIFICATION OF EITHER REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON
EITHER REMIC. THE SERVICER SHALL NOT GIVE ITS CONSENT TO THE TRANSFER OF LESS
THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE UNLESS (1) THE INTEREST
TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS
PROVIDED THE SERVICER (WITH A COPY TO THE TRUSTEE) WITH AN OPINION THAT THE
TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF EITHER REMIC. RESTRICTIONS ON
TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

     THE HOLDER OF THIS RESIDUAL CERTIFICATE IS NOT ENTITLED TO SCHEDULED
DISTRIBUTIONS OF PRINCIPAL OR INTEREST.

     THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN EACH OF
TWO REMICS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL
INCOME TAX PURPOSES.








PERCENTAGE INTEREST:  100%                 SERVICER:  BOMBARDIER CAPITAL INC.

DATE OF POOLING AND
SERVICING AGREEMENT:
AS OF JANUARY 1, 2000

CLOSING DATE:  JANUARY 27, 2000

FIRST DISTRIBUTION DATE:                   TRUSTEE:   HARRIS TRUST AND
FEBRUARY 15, 2000                                     SAVINGS BANK

NO.  1


             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                        CLASS R PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of installment contracts and mortgage loans for the sale of units of manufactured housing (the "Assets") formed and sold by

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ASSETS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT: BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates issued by BCMSC Trust 2000-A (the "Trust"), which was created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Series Agreement"), among Bombardier Capital Mortgage Securitization Corporation (the "Depositor"), Bombardier Capital Inc., as servicer of the Assets (the "Servicer," which term includes any successor to Bombardier Capital Inc. as Servicer), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Series Agreement incorporates by reference the Depositor's Standard Terms to Pooling and Servicing Agreement (January 2000 Edition) (together with the Series Agreement, the "Pooling and Servicing Agreement"). The Trust consists primarily of a pool of Assets. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     The Holder of this Certificate will not be entitled to any scheduled distributions of principal or interest. Distributions on this Certificate, if any (including the final distribution on this Certificate), will be made on the

15th day of each month commencing in February 2000 or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Distributions, if any, will be made to the Holders of the Class R Certificates as described in the Pooling and Servicing Agreement. Distributions allocated to the Class R Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2000-A (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof. The Certificates are issued in twelve classes as specifically set forth in the Pooling and Servicing Agreement. The Class R Certificates are sometimes referred to as the "Residual Certificates." The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     The Class R Certificates will be subordinated to the Certificates of all other Classes to the extent provided in the Pooling and Servicing Agreement.

     The Certificates are limited in right of payment to certain collection and recoveries respecting the Assets, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made by the Servicer, or certain expenses incurred, with respect to the Assets and administrations of the Trust.

     All distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class evidencing Percentage Interests of 50% or greater, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any distributions made to such Holder by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     An election will be made to treat certain of the assets assigned to the Trust as two separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Assets and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in each of the REMICs. Accordingly, the Holder of this Class R Certificate will be taxed on its pro rata share of each REMIC's taxable income or net loss. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

     Pursuant to (and subject to the limitations set forth in) the Pooling and Servicing Agreement, the Servicer or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such holder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Holder by the Trustee pursuant to the Pooling and Servicing Agreement. As the Holder of a residual interest in the REMICs, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMICs' federal income tax and information returns and the representation of the REMICs in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R Certificates as the REMICs' representative for such proceedings. The REMICs' federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee. Pursuant to the Pooling and Servicing Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Residual Certificates, without compensation, shall become the successor TMP for the REMICs; provided, however, that in no event shall the Trustee be required to act as TMP (regardless of whether the Trustee is acting as successor Servicer).

     By accepting this Certificate, the Holder of this Certificate agrees to be bound by all of the provisions of the Pooling and Servicing Agreement, and, in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of either REMIC and (ii) refrain from taking any action that could endanger such status.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration or transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates of this Class are issuable in fully-registered, certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class R Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with a Transferee Agreement or a Rule 144A Agreement certifying to facts which, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Forms of Transferee Agreements and Rule 144A Agreements are attached to the Pooling and Servicing Agreement. In addition, if the proposed transferee delivers a Rule 144A Agreement that does not certify to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer, (i) the Servicer and the Trustee shall require that the transferor and transferee certify as to the factual basis for the registration or qualification exemption relied upon and (ii) if such transfer is made within three years after the acquisition thereof by a non-Affiliate of the Depositor from the Depositor or an Affiliate of the Depositor, the Servicer or the Trustee may also require an Opinion of Counsel that such transfer may be made without registration or qualification under the Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Depositor, the Trustee or the Servicer. Neither the Depositor, the Trustee nor the Servicer is obligated to register or qualify any of the Class R Certificates under the Act or any other securities law or take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, no transfer of a Class R Certificate shall be made unless and until the prospective transferee provides the Servicer and the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit (and Opinion, if required) shall not be obtained at the expense of the Trustee, the Depositor or the Servicer. Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

     In addition, the Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) without first obtaining the written consent of the Servicer. The Servicer will not give such consent to any proposed transfer or sale to any investor that the Servicer knows to be a Disqualified Organization. As prerequisites to the Servicer's consent to any transfer of a Class R Certificate (or any beneficial interest therein), the proposed transferee thereof must provide the Servicer with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit 8-A to Exhibit 8 to the Standard Terms and a certificate of the transferor stating whether the Class R Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit 8-B to Exhibit 8 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Servicer may withhold its consent to a transfer, but only to the extent necessary to avoid a risk of (i) disqualification of either REMIC as a REMIC or (ii) the imposition of a tax upon either REMIC. In addition, the Servicer shall not give its consent to the transfer of less than an entire interest in a Class R Certificate unless (A) the interest transferred is an undivided interest or (B) the transferor or the transferee provides the Servicer with an Opinion of Counsel obtained at its own expense that the transfer will not jeopardize the REMIC status of either REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

     If a tax or a reporting cost is borne by either REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Pooling and Servicing Agreement, the Trustee (or the Paying Agent), upon notification from the Servicer, shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee (or the Paying Agent), the Servicer, the Trust, either REMIC or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Pooling and Servicing Agreement following the earlier of (a) the final payment or other liquidation (or any Advance with respect thereto) of the last Asset, Repo Property or REO Property remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Pooling and Servicing Agreement. Pursuant to the terms of the Pooling and Servicing Agreement, (i) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made on or after the Distribution Date on which the sum of the Certificate Principal Balances of the Certificates is less than or equal to 15% of the sum of the original Certificate Principal Balances of the Certificates, or (ii) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made if the Servicer determines, based upon an Opinion of Counsel, that the REMIC status of either REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. After a Terminating Purchase, the Termination Price shall be applied to pay previously unreimbursed Advances and administrative expenses of the Trust and to make final distributions on the Certificates as described in the Pooling and Servicing Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Residual Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Residual Certificates), as described in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     It is expressly understood and agreed by the holder hereto that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purposes of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the holder hereto and by any person claiming by, through or under such holder, and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Certificate.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of BCMSC Trust 2000-A.


Dated: January 27, 2000                  BCMSC TRUST 2000-A

                                         By:  HARRIS TRUST AND SAVINGS BANK,
                                              NOT IN ITS INDIVIDUAL CAPACITY,
                                              BUT SOLELY AS TRUSTEE


                                         BY:
                                            -------------------------------
                                            AUTHORIZED OFFICER



                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.

                                         HARRIS TRUST AND SAVINGS BANK,
                                           AS TRUSTEE


                                         BY:
                                            -------------------------------
                                            AUTHORIZED OFFICER

                                                                       EXHIBIT F


                          Form of Class R-1 Certificate


             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                        CLASS R PASS-THROUGH CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION. THE TRUSTEE SHALL REQUIRE A CERTIFICATE FROM ANY TRANSFEROR AND TRANSFEREE HEREOF DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, UNDER CERTAIN CIRCUMSTANCES, THE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO SUCH REGISTRATION OR QUALIFICATION. ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE, THE DEPOSITOR AND THE SERVICER A TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS. THE SERVICER MUST GIVE ITS WRITTEN CONSENT TO ANY TRANSFER OF THIS CLASS R CERTIFICATE. AS A CONDITION TO THIS CONSENT, A TRANSFEREE MUST PROVIDE THE SERVICER WITH A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, AND AN AFFIDAVIT RELATING TO VARIOUS ERISA MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH AFFIDAVIT), ALL AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE SERVICER MAY WITHHOLD ITS CONSENT TO A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF EITHER REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON EITHER REMIC. THE SERVICER SHALL NOT GIVE ITS CONSENT TO THE TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE SERVICER (WITH A COPY TO THE TRUSTEE) WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF EITHER REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

     THE HOLDER OF THIS RESIDUAL CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL OR INTEREST.

     THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE ISSUING REMIC UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

PERCENTAGE INTEREST:  N/A                SERVICER:   BOMBARDIER CAPITAL INC.

DATE OF POOLING AND
SERVICING AGREEMENT:
AS OF JANUARY 1, 2000

CLOSING DATE: JANUARY 27, 2000

FIRST DISTRIBUTION DATE:                 TRUSTEE:    HARRIS TRUST AND
FEBRUARY 15, 2000                                    SAVINGS BANK

NO.  1

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                        CLASS R PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of installment contracts and mortgage loans for the sale of units of manufactured housing (the "Assets") formed and sold by

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ASSETS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT: BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates issued by BCMSC Trust 2000-A (the "Trust"), which was created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Series Agreement"), among Bombardier Capital Mortgage Securitization Corporation (the "Depositor"), Bombardier Capital Inc., as servicer of the Assets (the "Servicer," which term includes any successor to Bombardier Capital Inc. as Servicer), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Series Agreement incorporates by reference the Depositor's Standard Terms to Pooling and Servicing Agreement (January 2000 Edition) (together with the Series Agreement, the "Pooling and Servicing Agreement"). The Trust consists primarily of a pool of Assets. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     The Holder of this Certificate will not be entitled to any scheduled distributions of principal or interest. Distributions on this Certificate, if any (including the final distribution on this Certificate), will be made on the 15th day of each month commencing in February 2000 or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Distributions, if any, will be made to the Holders of the Class R Certificates as described in the Pooling and Servicing Agreement. Distributions allocated to the Class R Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2000-A (herein call the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof.

The Certificates are issued in twelve classes as specifically set forth in the Pooling and Servicing Agreement. The Class R Certificates are sometimes referred to as the "Residual Certificates." The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     The Class R Certificates will be subordinated to the Certificates of all other Classes to the extent provided in the Pooling and Servicing Agreement.

     The Certificates are limited in right of payment to certain collection and recoveries respecting the Assets, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made by the Servicer, or certain expenses incurred, with respect to the Assets and administrations of the Trust.

     All distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class evidencing Percentage Interests of 50% or greater, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any distributions made to such Holder by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     An election will be made to treat certain of the assets assigned to the Trust as two separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Assets and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R Certificate will be taxed on its pro rata share of each REMIC's taxable income or net loss. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

     Pursuant to (and subject to the limitations set forth in) the Pooling and Servicing Agreement, the Servicer or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such holder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Holder by the Trustee pursuant to the Pooling and Servicing Agreement. As the Holder of a residual interest in the Issuing REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMICs' federal income tax and information returns and the representation of the REMICs in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R Certificates as the REMICs' representative for such proceedings. The REMICs' federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee. Pursuant to the Pooling and Servicing Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Residual Certificates, without compensation, shall become the successor TMP for the REMICs; provided, however, that in no event shall the Trustee be required to act as TMP (regardless of whether the Trustee is acting as successor Servicer).

     By accepting this Certificate, the Holder of this Certificate agrees to be bound by all of the provisions of the Pooling and Servicing Agreement, and, in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of either REMIC and (ii) refrain from taking any action that could endanger such status.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration or transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates of this Class are issuable in fully-registered, certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class R Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with a Transferee Agreement or a Rule 144A Agreement certifying to facts which, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Forms of Transferee Agreements and Rule 144A Agreements are attached to the Pooling and Servicing Agreement. In addition, if the proposed transferee delivers a Rule 144A Agreement that does not certify to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer, (i) the Servicer and the Trustee shall require that the transferor and transferee certify as to the factual basis for the registration or qualification exemption relied upon and (ii) if such transfer is made within three years after the acquisition thereof by a non-Affiliate of the Depositor from the Depositor or an Affiliate of the Depositor, the Servicer or the Trustee may also require an Opinion of Counsel that such transfer may be made without registration or qualification under the Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Depositor, the Trustee or the Servicer. Neither the Depositor, the Trustee nor the Servicer is obligated to register or qualify any of the Class R Certificates under the Act or any other securities law or take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, no transfer of a Class R Certificate shall be made unless and until the prospective transferee provides the Servicer and the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit (and Opinion, if required) shall not be obtained at the expense of the Trustee, the Depositor or the Servicer. Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

     In addition, the Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) without first obtaining the written consent of the Servicer. The Servicer will not give such consent to any proposed transfer or sale to any investor that the Servicer knows to be a Disqualified Organization. As prerequisites to the Servicer's consent to any transfer of a Class R Certificate (or any beneficial interest therein), the proposed transferee thereof must provide the Servicer with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit 8-A to Exhibit 8 to the Standard Terms and a certificate of the transferor stating whether the Class R Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit 8-B to Exhibit 8 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Servicer may withhold its consent to a transfer, but only to the extent necessary to avoid a risk of (i) disqualification of either REMIC as a REMIC or (ii) the imposition of a tax upon either REMIC. In addition, the Servicer shall not give its consent to the transfer of less than an entire interest in a Class R Certificate unless (A) the interest transferred is an undivided interest or (B) the transferor or the transferee provides the Servicer with an Opinion of Counsel obtained at its own expense that the transfer will not jeopardize the REMIC status of either REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

     If a tax or a reporting cost is borne by either REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Pooling and Servicing Agreement, the Trustee (or the Paying Agent), upon notification from the Servicer, shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee (or the Paying Agent), the Servicer, the Trust, either REMIC or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Pooling and Servicing Agreement following the earlier of (a) the final payment or other liquidation (or any Advance with respect thereto) of the last Asset, Repo Property or REO Property remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Pooling and Servicing Agreement. Pursuant to the terms of the Pooling and Servicing Agreement, (i) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made on or after the Distribution Date on which the sum of the Certificate Principal Balances of the Certificates is less than or equal to 15% of the sum of the original Certificate Principal Balances of the Certificates, or (ii) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made if the Servicer determines, based upon an Opinion of Counsel, that the REMIC status of either REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. After a Terminating Purchase, the Termination Price shall be applied to pay previously unreimbursed Advances and administrative expenses of the Trust and to make final distributions on the Certificates as described in the Pooling and Servicing Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Residual Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Residual Certificates), as described in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     It is expressly understood and agreed by the holder hereto that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purposes of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the holder hereto and by any person claiming by, through or under such holder, and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Certificate.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of BCMSC Trust 2000-A.


Dated: January 27, 2000                  BCMSC TRUST 2000-A

                                         By: HARRIS TRUST AND SAVINGS BANK,
                                             NOT IN ITS INDIVIDUAL CAPACITY,
                                             BUT SOLELY AS TRUSTEE


                                         BY:
                                            ---------------------------------
                                            AUTHORIZED OFFICER



                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                         HARRIS TRUST AND SAVINGS BANK,
                                           AS TRUSTEE


                                         BY:
                                            ---------------------------------
                                            AUTHORIZED OFFICER

                                                                       EXHIBIT G


                          Form of Class R-2 Certificate


             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                        CLASS R PASS-THROUGH CERTIFICATE

     THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES OR "BLUE SKY" LAWS. THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION UNDER SUCH LAWS OR QUALIFICATION FOR AN EXEMPTION FROM SUCH REGISTRATION. THE TRUSTEE SHALL REQUIRE A CERTIFICATE FROM ANY TRANSFEROR AND TRANSFEREE HEREOF DEMONSTRATING COMPLIANCE WITH APPLICABLE SECURITIES LAWS AND, UNDER CERTAIN CIRCUMSTANCES, THE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL WITH RESPECT TO SUCH REGISTRATION OR QUALIFICATION. ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE TRUSTEE, THE DEPOSITOR AND THE SERVICER A TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS. THE SERVICER MUST GIVE ITS WRITTEN CONSENT TO ANY TRANSFER OF THIS CLASS R CERTIFICATE. AS A CONDITION TO THIS CONSENT, A TRANSFEREE MUST PROVIDE THE SERVICER WITH A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, AND AN AFFIDAVIT RELATING TO VARIOUS ERISA MATTERS (AND AN OPINION OF COUNSEL AS TO ERISA MATTERS IF REQUIRED UNDER SUCH AFFIDAVIT), ALL AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE SERVICER MAY WITHHOLD ITS CONSENT TO A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF EITHER REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON EITHER REMIC. THE SERVICER SHALL NOT GIVE ITS CONSENT TO THE TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R CERTIFICATE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE SERVICER (WITH A COPY TO THE TRUSTEE) WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF EITHER REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

     THE HOLDER OF THIS RESIDUAL CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL OR INTEREST.

     THIS CLASS R CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE POOLING REMIC UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.


PERCENTAGE INTEREST:  N/A                 SERVICER:  BOMBARDIER CAPITAL INC.

DATE OF POOLING AND
SERVICING AGREEMENT:
AS OF JANUARY 1, 2000

CLOSING DATE: JANUARY 27, 2000

FIRST DISTRIBUTION DATE:                  TRUSTEE:   HARRIS TRUST AND
FEBRUARY 15, 2000                                    SAVINGS BANK

NO.  1

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION
                               SENIOR/SUBORDINATED
                    PASS-THROUGH CERTIFICATES, SERIES 2000-A
                        CLASS R PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust that consists primarily of a pool of installment contracts and mortgage loans for the sale of units of manufactured housing(the "Assets") formed and sold by

             BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN BOMBARDIER CAPITAL MORTGAGE SECURITIZATION CORPORATION, THE SERVICER, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING ASSETS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT: BOMBARDIER CAPITAL INC.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R Certificates issued by BCMSC Trust 2000-A (the "Trust"), which was created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Series Agreement"), among Bombardier Capital Mortgage Securitization Corporation (the "Depositor"), Bombardier Capital Inc., as servicer of the Assets (the "Servicer," which term includes any successor to Bombardier Capital Inc. as Servicer), and the Trustee, a summary of certain of the pertinent provisions of which is set forth hereinafter. The Series Agreement incorporates by reference the Depositor's Standard Terms to Pooling and Servicing Agreement (January 2000 Edition) (together with the Series Agreement, the "Pooling and Servicing Agreement"). The Trust consists primarily of a pool of Assets. To the extent not defined herein, the capitalized terms used herein have the meanings assigned to them in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Holder is bound.

     The Holder of this Certificate will not be entitled to any scheduled distributions of principal or interest. Distributions on this Certificate, if any (including the final distribution on this Certificate), will be made on the 15th day of each month commencing in February 2000 or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the related "Record Date"). All sums distributed on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

     Distributions, if any, will be made to the Holders of the Class R Certificates as described in the Pooling and Servicing Agreement. Distributions allocated to the Class R Certificates will be allocated among the Certificates of such Class pro rata based upon their respective Percentage Interests, with a final distribution to be made upon retirement of this Certificate as set forth in the Pooling and Servicing Agreement.

     This Certificate is one of a duly authorized issue of Certificates designated as the Bombardier Capital Mortgage Securitization Corporation Senior/Subordinated Pass-Through Certificates, Series 2000-A (herein call the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof.

The Certificates are issued in twelve classes as specifically set forth in the Pooling and Servicing Agreement. The Class R Certificates are sometimes referred to as the "Residual Certificates." The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

     The Class R Certificates will be subordinated to the Certificates of all other Classes to the extent provided in the Pooling and Servicing Agreement.

     The Certificates are limited in right of payment to certain collection and recoveries respecting the Assets, all as more specifically set forth in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement, withdrawals from the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made by the Servicer, or certain expenses incurred, with respect to the Assets and administrations of the Trust.

     All distributions made on any Certificate pursuant to the Pooling and Servicing Agreement will be made by or on behalf of the Trustee on each Distribution Date to the Holder of such Certificate as of the related Record Date (i) by check mailed to such Holder at its address reflected in the Certificate Register as of the related Record Date or (ii) if such Holder is the Holder of Certificates of this Class evidencing Percentage Interests of 50% or greater, by wire transfer of immediately available funds to the account of such Holder, upon receipt by the Trustee of a written request of such Holder accompanied by the appropriate wiring instructions at or before the Closing Date or, in the case of any wire instructions delivered after the Closing Date, at least five Business Days prior to the related Record Date. A fee may be charged by the Trustee to a Holder of Certificates for any distributions made to such Holder by wire transfer. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in the final distribution notice to Certificateholders.

     An election will be made to treat certain of the assets assigned to the Trust as two separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Assets and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Pooling REMIC. Accordingly, the Holder of this Class R Certificate will be taxed on its pro rata share of each REMIC's taxable income or net loss. The requirement that the Holder of this Class R Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

     Pursuant to (and subject to the limitations set forth in) the Pooling and Servicing Agreement, the Servicer or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R Certificate with information sufficient to enable such holder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Holder by the Trustee pursuant to the Pooling and Servicing Agreement. As the Holder of a residual interest in the Pooling REMIC, the Holder of a Class R Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMICs' federal income tax and information returns and the representation of the REMICs in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R Certificates as the REMICs' representative for such proceedings. The REMICs' federal tax and information returns will be prepared by the TMP, and signed and filed by the Trustee. Pursuant to the Pooling and Servicing Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Residual Certificates, without compensation, shall become the successor TMP for the REMICs; provided, however, that in no event shall the Trustee be required to act as TMP (regardless of whether the Trustee is acting as successor Servicer).

     By accepting this Certificate, the Holder of this Certificate agrees to be bound by all of the provisions of the Pooling and Servicing Agreement, and, in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of either REMIC and (ii) refrain from taking any action that could endanger such status.

     The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Servicer and the Trustee and the rights of the Holders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicer and the Trustee, with the consent of the Holders of Certificates evidencing at least a majority of the Voting Rights of each Class affected by the proposed amendment (and in certain circumstances a higher percentage of such Voting Rights as specified in the Pooling and Servicing Agreement). Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer or exchange hereof or in lieu herefor, regardless of whether notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations set forth therein, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration or transfer at the principal Corporate Trust Office of the Trustee or such other offices or agencies appointed by the Trustee for that purpose or such other locations, if any, provided in the Pooling and Servicing Agreement, duly endorsed by, or accompanied by an assignment in the form attached hereto or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations will be issued to the designated transferee or transferees.

     The Certificates of this Class are issuable in fully-registered, certificated form without coupons in minimum Percentage Interests of 10% and integral multiples thereof.

     As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     No transfer of any Class R Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Act and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state securities laws, the Trustee shall not register such transfer unless and until the prospective transferee provides the Trustee with a Transferee Agreement or a Rule 144A Agreement certifying to facts which, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Forms of Transferee Agreements and Rule 144A Agreements are attached to the Pooling and Servicing Agreement. In addition, if the proposed transferee delivers a Rule 144A Agreement that does not certify to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer, (i) the Servicer and the Trustee shall require that the transferor and transferee certify as to the factual basis for the registration or qualification exemption relied upon and (ii) if such transfer is made within three years after the acquisition thereof by a non-Affiliate of the Depositor from the Depositor or an Affiliate of the Depositor, the Servicer or the Trustee may also require an Opinion of Counsel that such transfer may be made without registration or qualification under the Act and applicable state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Depositor, the Trustee or the Servicer. Neither the Depositor, the Trustee nor the Servicer is obligated to register or qualify any of the Class R Certificates under the Act or any other securities law or take any action not otherwise required under the Pooling and Servicing Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor, the Trustee and the Servicer against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state securities laws or is not made in accordance with such federal and state laws.

     Further, no transfer of a Class R Certificate shall be made unless and until the prospective transferee provides the Servicer and the Trustee with a properly executed and completed Benefit Plan Affidavit (and a Benefit Plan Opinion, if required pursuant to the Benefit Plan Affidavit), which Affidavit (and Opinion, if required) shall not be obtained at the expense of the Trustee, the Depositor or the Servicer. Notwithstanding anything herein to the contrary, any purported transfer of a Class R Certificate to or on behalf of a Plan Investor without delivery of a Benefit Plan Opinion shall be null and void.

     In addition, the Trustee shall not register any transfer of a Class R Certificate (including any beneficial interest therein) without first obtaining the written consent of the Servicer. The Servicer will not give such consent to any proposed transfer or sale to any investor that the Servicer knows to be a Disqualified Organization. As prerequisites to the Servicer's consent to any transfer of a Class R Certificate (or any beneficial interest therein), the proposed transferee thereof must provide the Servicer with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit 8-A to Exhibit 8 to the Standard Terms and a certificate of the transferor stating whether the Class R Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit 8-B to Exhibit 8 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Servicer may withhold its consent to a transfer, but only to the extent necessary to avoid a risk of (i) disqualification of either REMIC as a REMIC or (ii) the imposition of a tax upon either REMIC. In addition, the Servicer shall not give its consent to the transfer of less than an entire interest in a Class R Certificate unless (A) the interest transferred is an undivided interest or (B) the transferor or the transferee provides the Servicer with an Opinion of Counsel obtained at its own expense that the transfer will not jeopardize the REMIC status of either REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Trustee.

     If a tax or a reporting cost is borne by either REMIC as a result of the transfer of a Class R Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Pooling and Servicing Agreement, the Trustee (or the Paying Agent), upon notification from the Servicer, shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor, the Trustee (or the Paying Agent), the Servicer, the Trust, either REMIC or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

     The Depositor, the Servicer, the Trustee and the Certificate Registrar and any agent of the Depositor, the Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is


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


registered as the owner hereof for all purposes, and neither the Depositor, the Servicer, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary.

     The obligations created by the Pooling and Servicing Agreement and the Trust created thereby shall terminate upon payment to the Holders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Pooling and Servicing Agreement following the earlier of (a) the final payment or other liquidation (or any Advance with respect thereto) of the last Asset, Repo Property or REO Property remaining in the Trust or (b) a Terminating Purchase pursuant to the terms of the Pooling and Servicing Agreement. Pursuant to the terms of the Pooling and Servicing Agreement, (i) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made on or after the Distribution Date on which the sum of the Certificate Principal Balances of the Certificates is less than or equal to 15% of the sum of the original Certificate Principal Balances of the Certificates, or (ii) the Servicer may, at its option, make a Terminating Purchase or cause a Terminating Purchase to be made if the Servicer determines, based upon an Opinion of Counsel, that the REMIC status of either REMIC has been lost or that a substantial risk exists that such REMIC status will be lost for the then-current taxable year. After a Terminating Purchase, the Termination Price shall be applied to pay previously unreimbursed Advances and administrative expenses of the Trust and to make final distributions on the Certificates as described in the Pooling and Servicing Agreement, and thereafter any remaining assets of the Trust shall be released to the Holders of the Residual Certificates (or shall be sold, with the proceeds of such sale distributed to the Holders of the Residual Certificates), as described in the Pooling and Servicing Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not represent entitlement to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

     THIS CERTIFICATE AND THE POOLING AND SERVICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

     It is expressly understood and agreed by the holder hereto that (a) this Certificate is executed and delivered by Harris Trust and Savings Bank, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Harris Trust and Savings Bank, but are made and intended for the purposes of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Harris Trust and Savings Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the holder hereto and by any person claiming by, through or under such holder, and (d) under no circumstances shall Harris Trust and Savings Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Certificate.





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


     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of BCMSC Trust 2000-A.


Dated: January 27, 2000                  BCMSC TRUST 2000-A

                                         By: HARRIS TRUST AND SAVINGS BANK,
                                             NOT IN ITS INDIVIDUAL CAPACITY,
                                             BUT SOLELY AS TRUSTEE


                                         BY:
                                            ---------------------------------
                                            AUTHORIZED OFFICER



                          CERTIFICATE OF AUTHENTICATION

     THIS IS ONE OF THE CLASS R CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED POOLING AND SERVICING AGREEMENT.


                                         HARRIS TRUST AND SAVINGS BANK,
                                           AS TRUSTEE


                                         BY:
                                            ---------------------------------
                                            AUTHORIZED OFFICER






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


                                   SCHEDULE I

                                 ASSET SCHEDULE

                           On file with the Servicer.